UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

PRIMO WATER CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: N/A

(2)	Aggregate number of securities to which transaction applies: N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

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☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(4)	Date Filed: N/A

Primo Water Corporation
104 Cambridge Plaza Drive
Winston-Salem, North Carolina  27104

April 13, 2012

Dear Stockholder:

We are pleased to invite you to the 2012 annual meeting of stockholders of Primo Water Corporation to be held at 9:00 a.m., Eastern Time, on May 16, 2012 at our corporate headquarters at 104 Cambridge Plaza Drive, Winston-Salem, North Carolina 27104.

Details regarding the meeting and the business to be conducted are described in the accompanying proxy statement.  In addition to considering the matters described in the proxy statement, we will report on matters of interest to our stockholders.

Whether or not you plan to attend the meeting, we encourage you to vote as soon as possible to ensure that your shares are represented at the meeting.  The proxy statement explains more about proxy voting, so please read it carefully.

We look forward to your continued support.

Sincerely,

Billy D. Prim
Chairman, Chief Executive Officer and President

PRIMO WATER CORPORATION
104 Cambridge Plaza Drive
Winston-Salem, North Carolina  27104

Notice of 2012 Annual Meeting of Stockholders

Time and Date:	9:00 a.m., Eastern Time, on Wednesday, May 16, 2012

Place:	Primo Water Corporation’s corporate headquarters 104 Cambridge Plaza Drive Winston-Salem, North Carolina 27104

Items of Business:	1.	Election of the two directors nominated by our Board of Directors as Class II directors to serve until the 2015 annual meeting of stockholders;

	2.	Approval of the amendment and restatement of our 2010 Omnibus Long-Term Incentive Plan;

	3.	Approval of our 2010 Employee Stock Purchase Plan, as amended to increase by 250,000 the aggregate number of shares of our common stock authorized for sale under the plan;

	4.	Ratification of the Audit Committee’s appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for 2012; and

	5.	Other matters if properly raised.

Record Date:	You may vote at the annual meeting if you were a stockholder of record at the close of business on March 30, 2012.

Voting:
For voting instructions, please refer to your enclosed proxy card or the voting instruction card provided by your bank or broker. Additional information about voting is also included in the accompanying proxy statement.  Please vote as soon as possible to record your vote promptly, even if you plan to attend the annual meeting in person.

Meeting Admission:	Attendance at the annual meeting is limited to stockholders as of the close of business on March 30, 2012, holders of valid proxies for the annual meeting and our invited guests.

By Order of the Board of Directors,

Mark Castaneda
Chief Financial Officer and Secretary

April 13, 2012

Important Notice Regarding the Availability of
Proxy Materials for the 2012 Annual Meeting of Stockholders
to be held on May 16, 2012

The Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2011 are available at www.proxyvote.com.

i

ii

PROXY STATEMENT

The Board of Directors of Primo Water Corporation (“Primo” or the “Company”) is providing these materials to you in connection with Primo’s annual meeting of stockholders.  The annual meeting will take place on Wednesday, May 16, 2012, at 9:00 a.m. Eastern Time.  The annual meeting will be held at our corporate headquarters at 104 Cambridge Plaza Drive, Winston-Salem, North Carolina  27104.  On or about April 13, 2012, we will begin mailing our stockholders this Proxy Statement, the accompanying form of proxy and our Annual Report on Form 10-K for the year ended December 31, 2011.

General Information

Why am I receiving these materials?

You have received these proxy materials because our Board of Directors is soliciting your proxy to vote your shares at the annual meeting.  The proxy statement includes information that we are required to provide you under SEC rules and is designed to assist you in voting your shares.

What is a proxy?

Our Board of Directors is asking for your proxy.  This means you authorize persons selected by us to vote your shares at the annual meeting in the way that you instruct.  All shares represented by valid proxies received before the annual meeting will be voted in accordance with the stockholder’s specific voting instructions.

What is included in these materials?

These materials include:

●	the Proxy Statement for Primo's annual meeting;

●	a proxy card for the annual meeting; and

●	our Annual Report on Form 10-K for the year ended December 31, 2011.

What items will be voted on at the annual meeting?

There are four proposals scheduled to be voted on at the annual meeting:

●	the election of the two directors nominated by our Board of Directors as Class II directors to serve until the 2015 annual meeting of stockholders;

●	the approval of the amendment and restatement of our 2010 Omnibus Long-Term Incentive Plan (the “2010 Omnibus Plan”);

●	the approval of our 2010 Employee Stock Purchase Plan (the “ESPP”), as amended to increase by 250,000 the aggregate number of shares of our common stock authorized for sale under the plan; and

●	the ratification of the Audit Committee’s appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for 2012.

The Board of Directors is not aware of any other matters to be brought before the meeting.  If other matters are properly raised at the meeting, the proxy holders may vote any shares represented by proxy in their discretion.

What are the board’s voting recommendations?

Our Board of Directors recommends that you vote your shares:

●	“FOR” the two directors nominated by our Board of Directors as Class II directors to serve until the 2015 annual meeting of stockholders;

●	“FOR” the approval of the amendment and restatement of the 2010 Omnibus Plan;

●	“FOR” the approval of the ESPP, as amended to increase by 250,000 the aggregate number of shares of our common stock authorized for sale under the plan; and

●	“FOR” the ratification of the Audit Committee’s appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for 2012.

Who can attend the annual meeting?

Admission to the annual meeting is limited to:

●	stockholders as of the close of business on March 30, 2012;

●	holders of valid proxies for the annual meeting; and

●	our invited guests.

Each stockholder may be asked to present valid picture identification such as a driver’s license or passport and proof of stock ownership as of the record date.

When is the record date and who is entitled to vote?

The Board of Directors set March 30, 2012 as the record date.  All record holders of Primo common stock as of the close of business on that date are entitled to vote.  Each share of common stock is entitled to one vote.  As of the record date, there were 23,752,816 shares of common stock outstanding.

What is a stockholder of record?

A stockholder of record or registered stockholder is a stockholder whose ownership of Primo stock is reflected directly on the books and records of our transfer agent, Wells Fargo Bank, N.A.  If you hold stock through an account with a bank, broker or similar organization, you are considered the beneficial owner of shares held in “street name” and are not a stockholder of record.  For shares held in street name, the stockholder of record is your bank, broker or similar organization.  We only have access to ownership records for the registered shares.  If you are not a stockholder of record, we will require additional documentation to evidence your stock ownership as of the record date, such as a copy of your brokerage account statement, a letter from your broker, bank or other nominee or a copy of your notice or voting instruction card.  As described below, if you are not a stockholder of record, you will not be able to vote your shares unless you have a proxy from the stockholder of record authorizing you to vote your shares.

How do I vote?

You may vote by any of the following methods:

●	In person. You may vote in person at the meeting. If you hold shares in street name, you must also obtain a proxy from the stockholder of record authorizing you to vote your shares.

●	By mail. You may vote by signing and returning the proxy card or voting instruction card provided.

●	Beneficial owners of shares held in “street name.” You may vote by following the voting instructions provided by your bank or broker.

How can I change or revoke my vote?

You may change or revoke your vote as follows:

●
Stockholders of record.  You may change or revoke your vote by submitting a written notice of revocation to Primo Water Corporation c/o Corporate Secretary at 104 Cambridge Plaza Drive, Winston-Salem, North Carolina 27104 or by submitting another vote on or before May 16, 2012. For all methods of voting, the last vote cast will supersede all previous votes.

●	Beneficial owners of shares held in “street name.” You may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker.

What happens if I do not give specific voting instructions?

Stockholders of record.  If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

Beneficial owners of shares held in “street name.”  If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters.  If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares.  This is referred to as a “broker non-vote.”

Which ballot measures are considered “routine” or “non-routine”?

The election of directors (“Proposal 1”), the amendment and restatement of the 2010 Omnibus Plan (“Proposal 2”) and the amendment to the ESPP (“Proposal 3”) are considered to be non-routine matters under applicable rules.  A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1, 2 and 3.

The ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for 2012 (“Proposal 4”) is considered to be a routine matter under applicable rules.  A broker or other nominee may generally vote on routine matters, and we do not expect there to be any broker non-votes with respect to Proposal 4.

What is the quorum for the annual meeting?

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary for the transaction of business at the annual meeting.  This is called a quorum.

What is the voting requirement to approve each of the proposals?

The following are the voting requirements for each proposal:

●	Proposal 1, Election of Directors. The two nominees receiving the highest number of votes will be elected as Class II directors to serve until the 2015 annual meeting of stockholders.

●
Proposal 2, Amendment and Restatement of the 2010 Omnibus Plan.  The amendment and restatement of the 2010 Omnibus Plan will be approved if a majority of the votes of stockholders present in person or by proxy with respect to this matter are cast in favor of the proposal.

●
Proposal 3, Amendment to the ESPP.  The ESPP, as amended to increase the aggregate number of shares of our common stock authorized for sale thereunder, will be approved if a majority of the votes of stockholders present in person or by proxy with respect to this matter are cast in favor of the proposal.

●
Proposal 4, Ratification of Independent Registered Public Accounting Firm.  The ratification of the Audit Committee’s appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for 2012 will be approved if a majority of the votes of stockholders present in person or by proxy with respect to this matter are cast in favor of the proposal.

How are abstentions and broker non-votes treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.  Broker non-votes and abstentions are not counted as votes cast on any proposal considered at the annual meeting and, therefore, will have no effect on the proposals regarding the election of directors, the amendment and restatement of the 2010 Omnibus Plan and the amendment to the ESPP.  We expect no broker non-votes on the proposal regarding the ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for 2012, and abstentions will have no effect on this proposal.

Who pays for solicitation of proxies?

We are paying the cost of soliciting proxies.  We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes.  In addition to soliciting the proxies by mail, certain of our directors, officers and regular employees, without compensation, may solicit proxies personally or by telephone, facsimile and email.

Where can I find the voting results of the annual meeting?

Primo will announce preliminary or final voting results at the annual meeting and publish final results in a Form 8-K filed with the SEC within four business days of the completion of the meeting.

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2013 annual meeting of stockholders?

Requirements for Stockholder Proposals to Be Considered for Inclusion in Primo’s Proxy Materials.  Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2013 annual meeting of stockholders must be received no later than December 14, 2012.  In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials.  Stockholder proposals must be delivered to Primo’s Secretary at 104 Cambridge Plaza Drive, Winston-Salem, North Carolina  27104.

Requirements for Stockholder Proposals to Be Brought Before the 2013 Annual Meeting of Stockholders. Notice of any director nomination or other proposal that you intend to present at the 2013 annual meeting of stockholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2013 annual meeting of stockholders, must be delivered to Primo’s Secretary at 104 Cambridge Plaza Drive, Winston-Salem, North Carolina  27104 not earlier than the close of business on January 16, 2013 and not later than the close of business on February 15, 2013.  In addition, your notice must set forth the information required by our bylaws with respect to each director nomination or other proposal that you intend to present at the 2013 annual meeting of stockholders.

Principal Stockholders

The following table provides information about the beneficial ownership of our common stock as of March 30, 2012 by:

●	each person that owned more than 5% of our outstanding common stock as of such date;

●	each of our directors;

●	each nominee for director;

●	each of our named executive officers; and

●	all of our directors, director nominees and current executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes any shares over which a person exercises sole or shared voting or investment power.  Under these rules, beneficial ownership also includes any shares as to which the individual or entity has the right to acquire beneficial ownership of within 60 days of March 30, 2012 through the exercise of any warrant, stock option or other right.  Except as noted, and subject to community property laws where applicable, we believe that the stockholders named in the table below have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise indicated in the notes below, the address for each of the individuals listed below is c/o Primo Water Corporation, 104 Cambridge Plaza Drive, Winston-Salem, North Carolina 27104.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (#)		Percentage of Common Stock Outstanding (%)(1)

Billy D. Prim	2,553,669	(2)	10.7

American Century Investment Management, Inc.	1,684,572	(3)	7.1

Richard A. Brenner	70,228	(4)	*

Jack C. Kilgore	17,876	(5)	*

Malcolm McQuilkin	358,623	(6)	1.5

David L. Warnock	1,034,355	(7)	4.3

Mark Castaneda	107,137	(8)	*

Michael S. Gunter	43,987	(9)	*

Directors, director nominees and current executive officers as a group (7 individuals)	4,185,873		21.0

* Represents beneficial ownership of less than 1.0%.

(1)	A total of 23,752,816 shares of common stock were outstanding on March 30, 2011.

(2)
Consists of (a) 2,277,056 shares of common stock held directly (419,705 of which are pledged as security); (b) 146,889 shares of common stock issuable upon the exercise of warrants held directly that are presently exercisable (4,218 of which are pledged as security); (c) 55,977 shares of common stock issuable upon the exercise of stock options held directly that are presently exercisable or become exercisable within 60 days of the record date; (d) 6,667 shares of common stock issuable upon the vesting of restricted stock units which vest in full within 60 days of the record date; (e) 4,791 shares of common stock held by BD Prim, LLC (as to which he has shared voting and investment power); (f) 4,791 shares held by the Billy D. Prim Revocable Trust (as to which he has shared voting and investment power); (g) 23,957 shares of common stock held by 2010 Irrevocable Trust fbo Sarcanda W. Bellissimo (as to which he has shared voting and investment power); (h) 23,957 shares of common stock held by 2010 Irrevocable Trust fbo Anthony Gray Westmoreland (as to which he has shared voting and investment power); (i) 4,791 shares of common stock held by the 2010 Irrevocable Trust fbo Jager Grayln Dean Bellissimo (as to which he has shared voting and investment power); and (j) 4,791 shares of common stock held by the 2010 Irrevocable Trust fbo Joseph Alexander Bellissimo (as to which he has shared voting and investment power).  Excludes 8,032 shares of common stock and 1,791 shares of our common stock issuable upon the exercise of warrants held directly by Deborah W. Prim, Mr. Prim’s spouse.

(3)
This information is derived from a Schedule 13G filed with the SEC on February 10, 2012 in which Stowers Institute for Medical Research and American Century Companies, Inc. are reported as parent holding companies or control persons, American Century Investment Management, Inc. is reported as an investment advisor and a wholly-owned subsidiary of American Century Companies, Inc. and American Century Capital Portfolios, Inc. is reported as an investment company and subsidiary of American Century Companies, Inc.  Stowers Institute for Medical Research, American Century Companies, Inc. and American Century Investment Management, Inc. are reported as the beneficial owners of 1,684,572 shares of the Company’s common stock with sole voting power with respect 1,607,102 shares and sole power to dispose or direct the disposition of 1,684,572 shares.  American Century Capital Portfolios, Inc. is reported as the beneficial owner of 1,311,523 shares of the Company’s common stock with sole voting power with respect 1,311,523 shares and sole power to dispose or direct the disposition of 1,311,523 shares.  The address for each of the entities listed in this footnote three is 4500 Main Street, 9th Floor, Kansas City, Missouri 64111.

(4)
Consists of (a) 57,863 shares of common stock held directly, which includes 1,916 shares of restricted common stock over which Mr. Brenner has voting but not investment power; (b) 6,965 shares of common stock issuable upon the exercise of warrants held directly that are presently exercisable; (c) 4,224 shares of common stock issuable upon the exercise of options held directly that are presently exercisable or become exercisable within 60 days of the record date; (d) 892 shares of common stock issuable upon the vesting of restricted stock units which vest in full on May 20, 2012; (e) 142 shares of common stock issuable upon the exercise of warrants held by the ALB-3 Trust, of which he is the trustee, that are presently exercisable; and (f) 142 shares of common stock issuable upon the exercise of warrants held by the ALB-5 Trust, of which he is the trustee, that are presently exercisable.  Mr. Brenner may be deemed to have voting and investment power with respect to securities held by the ALB-3 Trust or the ALB-5 Trust and expressly disclaims beneficial ownership of any such securities, except to the extent of his pecuniary interest therein, if any.

(5)
Consists of (a) 15,060 shares of common stock held directly; (b) 1,924 shares of common stock issuable upon the exercise of options held directly that are presently exercisable or become exercisable within 60 days of the record date; and (c) 892 shares of common stock issuable upon the vesting of restricted stock units which vest in full on May 20, 2012.

(6)
Consists of (a) 5,749 shares of common stock held directly, which includes 1,916 restricted common stock over which Mr. McQuilkin has voting but not investment power; (b) 12,657 shares of common stock issuable upon the exercise of options held directly that are presently exercisable or become exercisable within 60 days of the record date; (c) 892 shares of common stock issuable upon the vesting of restricted stock units which vest in full on May 20, 2012; (d) 307,858 shares of common stock held by the Malcolm McQuilkin Living Trust; and (e) 31,467 shares of common stock issuable upon the exercise of warrants held by the Malcolm McQuilkin Living Trust that are presently exercisable.  Mr. McQuilkin is a co-trustee of the Malcolm McQuilkin Living Trust and as such, he may be deemed to have shared voting and investment power with respect to such shares.  Mr. McQuilkin expressly disclaims beneficial ownership of any such securities held in the trust, except to the extent of his pecuniary interest therein, if any.

(7)
Consists of (a) 5,749 shares of common stock held directly, which includes 1,916 restricted common stock over which Mr. Warnock has voting but not investment power; (b) 4,224 shares of common stock issuable upon the exercise of options held directly that are presently exercisable or become exercisable within 60 days of the record date; (c) 892 shares of common stock issuable upon the vesting of restricted stock units which vest in full on May 20, 2012; (d) 888,563 shares of common stock held by Camden Partners Strategic Fund III, L.P.; (e) 94,088 shares of common stock issuable upon the exercise of warrants held by Camden Partners Strategic Fund III, L.P. that are presently exercisable; (f) 36,928 shares of common stock held by Camden Partners Strategic Fund III-A, L.P.; and (g) 3,911 shares of common stock issuable upon the exercise of warrants held by Camden Partners Strategic Fund III-A, L.P. that are presently exercisable.  Mr. Warnock is the managing member of the general partner of both Camden Partners Strategic Fund III, L.P. and Camden Partners Strategic Fund III-A, L.P., and as such, he may be deemed to have voting and investment power with respect to all securities beneficially owned by such entities.  Mr. Warnock expressly disclaims beneficial ownership of any such securities held by Camden Partners Strategic Fund III, L.P. and Camden Partners Strategic Fund III-A, L.P. except to the extent of his pecuniary interest therein, if any.

(8)
Consists of (a) 69,402 shares of common stock held directly, which includes 7,985 shares of restricted common stock over which Mr. Castaneda has voting but not investment power; (b) 4,527 shares of common stock issuable upon the exercise of warrants held directly that are presently exercisable; (c) 28,208 shares of common stock issuable upon the exercise of options held directly that are presently exercisable or become exercisable within 60 days of the record date; and (d) 5,000 shares of common stock issuable upon the vesting of restricted stock units which vest in full within 60 days of the record date.

(9)
Consists of (a) 9,582 shares of common stock held directly, which includes 4,791 shares of restricted common stock over which Mr. Gunter has voting but not investment power; (b) 302 shares of common stock issuable upon the exercise of warrants held directly that are presently exercisable; (c) 30,769 shares of common stock issuable upon the exercise of options held directly that are presently exercisable or become exercisable within 60 days of the record date; (d) 3,334 shares of common stock issuable upon the vesting of restricted stock units which vest in full within 60 days of the record date.

Proposal 1 – Election of Directors

Our Board of Directors consists of three classes of directors, each serving staggered three-year terms.  Malcolm McQuilkin and David L. Warnock are both nominated as Class II directors to serve three-year terms until the annual meeting of stockholders in 2015 and until their successors are elected and qualified.  Mr. McQuilkin and Mr. Warnock are both current members of our Board of Directors and both have agreed to be named in this proxy statement and serve if elected.

Although we know of no reason why either nominee would not be able to serve, if either such nominee is unavailable for election, the proxies intend to vote your shares for any substitute nominee proposed by the Board of Directors.

The two nominees receiving the highest number of affirmative votes will be elected as directors to serve until the 2015 annual meeting of stockholders.  Votes withheld by stockholders, broker non-votes and abstentions will have no effect on the outcome of the director elections.

The Board of Directors recommends a vote “FOR” the election of Malcolm McQuilkin and David L. Warnock to our Board of Directors.

Nominees and Continuing Directors

Listed below are (i) the nominees for election to the Board of Directors and (ii) the other members of our Board of Directors whose terms expire in 2013 (our Class III director) and 2014 (our Class I directors).  The following paragraphs include information about each nominee and continuing director’s business background, as furnished to us by the nominee or director, and additional experience, qualifications, attributes or skills that led our Board of Directors to conclude that such individual should serve on our Board of Directors.

Name of Nominee	Age	Principal Occupation	Director Since	Director Class

Malcolm McQuilkin	65	President, Blue Rhino Global Sourcing, LLC	2005	II

David L. Warnock	54	Managing Member, Camden Partners Holdings, LLC	2005	II

Name of Continuing Director	Age	Principal Occupation	Director Since	Director Class

Jack C. Kilgore	63	President, Consumer Products Division, Rich Products Corporation	2011	I

Billy D. Prim	56	Chairman, Chief Executive Officer and President, Primo Water Corporation	2004	I

Richard A. Brenner	48	Chief Executive Officer, Amarr Garage Doors	2005	III

Billy D. Prim

Mr. Prim has been our Chairman, Chief Executive Officer and President since he founded Primo in 2004.  Prior to founding Primo, Mr. Prim founded Blue Rhino Corporation (a provider of propane cylinder exchange and complementary propane and non-propane products) in March 1994 and served as its Chief Executive Officer and Chairman of the Board.  He led Blue Rhino’s initial public offering in May 1998 and remained its Chief Executive Officer until April 2004, when Blue Rhino was acquired by Ferrellgas Partners, L.P., at which time he was elected to the Ferrellgas board of directors on which he served until November 2008.  Mr. Prim currently serves on the board of directors of Towne Park Ltd. and previously served on the board of directors of Southern Community Bank and Trust from 1996 until 2005.  Mr. Prim brings extensive business, managerial and leadership experience to our Board of Directors.  Mr. Prim’s service as an executive and a director of Primo provides our Board of Directors with a vital understanding and appreciation of our business.  In addition, Mr. Prim’s leadership abilities, his experience at Blue Rhino and his extensive knowledge of the bottled water industry position him well for service on our Board of Directors.

Richard A. Brenner

Mr. Brenner has been the Chief Executive Officer of Amarr Garage Doors (a manufacturer and distributor of garage doors) since July 2002 and was its President from July 1993 until June 2002.  Mr. Brenner also serves on several boards of private and nonprofit entities, including ABC of North Carolina, Idealliance and Computer Credit, Inc., and was a member of the board of directors of Blue Rhino Corporation from 1998 to 2004, as well as Wake Forest University Health Sciences Board from 2009 to 2011.  Mr. Brenner’s significant executive and board service experience qualify him for service on our Board of Directors.

Jack C. Kilgore

Since 2004, Mr. Kilgore has served as President of the Consumer Products Division of Rich Products Corporation (a leading supplier and solutions provider to the foodservice, in-store bakery, and retail marketplaces) where he oversees the company’s consumer packaged goods business.  Mr. Kilgore joined Rich Products Corporation in 1978 as a sales and marketing administer and has advanced through the company serving in roles as a region manager, division manager, national sales manager and various other sales and market leadership positions before being named President of the Consumer Products Division.  Mr. Kilgore serves on the advisory board of South Coast Bank & Trust, is a former chairman of the National Fisheries Institute and is serving and has previously served in various leadership positions for a number of not-for-profit entities.  Mr. Kilgore’s extensive knowledge of and experience in the consumer goods industry as well as his extensive executive and managerial experience position him well to serve as a member of our Board of Directors.

Malcolm McQuilkin

Mr. McQuilkin is the President of Blue Rhino Global Sourcing, LLC (an import and design company and a wholly-owned subsidiary of Ferrellgas Propane Partners) and was the Chief Executive Officer of Uniflame, Inc. from 1990 until it was acquired by Blue Rhino Global Sourcing, LLC in 2000.  As the current President of Blue Rhino Global Sourcing, Mr. McQuilkin provides our Board of Directors with significant leadership and executive experience.  Mr. McQuilkin’s leadership abilities, his international business expertise (particularly with respect to outsourcing) and his extensive knowledge of complex financial and operational issues facing large companies qualify him to serve as a member of our Board of Directors.

David L. Warnock

Mr. Warnock is a founder and managing member of Camden Partners Holdings, LLC (a private investment management firm established in 1995 and formerly known as Cahill Warnock & Company, LLC).  Mr. Warnock also serves as the managing member of the general partner of both Camden Partners Strategic Fund III, L.P. and Camden Partners Strategic Fund III-A, L.P.  Mr. Warnock serves on the board of National American University, Inc., New Horizons Worldwide, Inc., Nobel Learning Communities, Inc., Questar Assessment, Inc., and The Princeton Review, Inc., and was a member of the board of directors of Blue Rhino Corporation from 2000 to 2004.  Mr. Warnock also serves as a member of the board of directors of several private companies and not-for profit entities.  Mr. Warnock brings to our Board of Directors a unique and valuable perspective from his years of experience in private investment management.  Mr. Warnock’s business acumen and his financial, managerial, leadership and board service experience qualify him to serve on our Board of Directors.

Corporate Governance

The Board of Directors

Primo is governed by a Board of Directors and various committees of the board that meet throughout the year.  The Board of Directors and its committees have general oversight responsibility for the affairs of Primo.  In exercising its fiduciary duties, the Board of Directors represents and acts on behalf of our stockholders.

Our certificate of incorporation provides that our Board of Directors will consist of between three and 12 members with the precise number to be determined by the Board of Directors.  Our Board of Directors currently consists of five directors.  Our certificate of incorporation also provides that any vacancies or newly-created directorships may be filled only by the remaining members of our Board of Directors.

Board Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating and Governance Committee.  Each committee is currently comprised entirely of non-employee directors.  Our Board of Directors may establish other committees from time to time to facilitate our corporate governance.

The current members of the board’s committees are identified in the following table:

Director	Audit	Compensation	Nominating and Governance

Richard A. Brenner	Chair		Chair

Jack C. Kilgore	X	X

Malcolm McQuilkin		X	X

David L. Warnock	X	Chair	X

Each committee operates under a written charter adopted by the Board of Directors.  These charters are available on our corporate website (www.primowater.com) in the “Investor Relations” section under “Corporate Governance.”

Audit Committee.  The principal responsibilities and functions of our Audit Committee are to assist the Board of Directors in fulfilling its oversight of (i) the integrity of our financial statements, (ii) the effectiveness of our internal controls over financial reporting, (iii) our compliance with legal and regulatory requirements, (iv) the qualifications and independence of our registered public accounting firm, and (v) the performance of our registered public accounting firm. In carrying out its oversight responsibilities and functions, our Audit Committee, among other things, oversees and interacts with our independent auditors regarding the auditors’ engagement and/or dismissal, duties, compensation, qualifications and performance; reviews and discusses with our independent auditors the scope of audits and our accounting principles, policies and practices; reviews and discusses our audited annual financial statements with our independent auditors and management; and reviews and approves or ratifies (if appropriate) related party transactions.  In addition, the Audit Committee oversees management’s efforts in managing our key financial and other risk exposures and developing our enterprise risk management policies and procedures.  Our Audit Committee met six times in 2011.

Our Board of Directors has determined that Mr. Brenner is an audit committee financial expert, as defined under the applicable rules of the SEC, and that all members of the Audit Committee are “independent” within the meaning of the applicable Nasdaq listing standards and the independence standards of rule 10A-3 of the Securities Exchange Act of 1934.  Each of the members of the Audit Committee meets the requirements for financial literacy under the applicable rules and regulations of the SEC and The Nasdaq Stock Market.

Compensation Committee.  The principal functions of our Compensation Committee include (i) reviewing our compensation practices and policies, (ii) reviewing and approving the compensation for our senior executives, (iii) evaluating the performance of our Chief Executive Officer, and (iv) assisting in Primo’s compliance with the regulations of the SEC regarding executive compensation disclosure.  Our Board of Directors has determined that all members of the Compensation Committee are “independent” within the meaning of the applicable Nasdaq listing standards.  Our Compensation Committee met four times in 2011.

Nominating and Governance Committee.  The principal functions of our Nominating and Governance committee are, among other things, to (i) establish membership criteria for our Board of Directors, (ii) establish and communicate to stockholders a method of recommending potential director nominees for the Nominating and Governance Committee’s consideration, (iii) identify individuals qualified to become directors consistent with such criteria and select the director nominees, (iv) plan for continuity on our Board of Directors, (v) recommend action to our Board of Directors upon any vacancies on our Board of Directors, (vi) facilitate the annual evaluation of the performance of our Board of Directors and its committees, (vii) periodically review management succession plans, and (viii) consider and recommend to our Board of Directors other actions relating to our Board of Directors, its members and its committees.  Our Board of Directors has determined that all members of the Nominating and Governance Committee are “independent” within the meaning of the applicable Nasdaq listing standards.  Our Nominating and Governance Committee met one time in 2011.

Board Leadership Structure

Mr. Prim serves as both the Chairman of the Board of Directors and the Chief Executive Officer of Primo.  Primo does not have a lead independent director.  The Board of Directors does not have a general policy regarding the separation of the roles of Chairman and Chief Executive Officer.  Our bylaws permit these positions to be held by the same person, and the Board of Directors believes that it is in the best interests of Primo to retain flexibility in determining whether to separate or combine the roles of Chairman and Chief Executive Officer based on our circumstances.  Similarly, our bylaws do not require our Board of Directors to appoint a lead independent director and it has not otherwise determined to do so.

The board has determined that it is appropriate for Mr. Prim to serve as both Chairman and Chief Executive Officer because combining the roles of Chairman and Chief Executive Officer (1) enhances the alignment between the Board of Directors and management in strategic planning and execution as well as operational matters, (2) avoids the confusion over roles, responsibilities and authority that can result from separating the positions, and (3) streamlines board process in order to conserve time for the consideration of the important matters the Board of Directors needs to address, particularly in light of the small size of our Board of Directors.

Director Meeting Attendance

The Board of Directors held nine meetings during 2011.  No director attended less than 75 percent of the board and applicable committee meetings during 2011.  Each director is encouraged to attend the annual meeting of stockholders in person absent extenuating circumstances.  Each of our current directors attended our 2011 annual meeting of stockholders except Mr. Kilgore, who was not a director at the time.

Director Independence

The Board of Directors determines the independence of its members based on the standards specified by The NASDAQ Stock Market, LLC (“Nasdaq”).  Under the applicable Nasdaq listing standards, independent directors must comprise a majority of a listed company’s board of directors. In addition, Nasdaq’s rules require that, subject to specific exceptions, each member of a listed company’s audit committee and those members of the board of directors determining executive compensation and director nominations be independent. Audit Committee members also must satisfy the independence criteria set forth in rule 10A-3 under the Securities Exchange Act of 1934.  Under the Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered independent for purposes of rule 10A-3 under the Securities Exchange Act of 1934, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our Board of Directors has reviewed the relationships between Primo and each director to determine compliance with the Nasdaq listing standards and has determined that none of Messrs. Brenner, McQuilkin, Warnock and Kilgore has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Nasdaq rules. Our Board of Directors also determined that Messrs. Brenner, Kilgore and Warnock, who comprise our Audit Committee, Messrs. Kilgore, McQuilkin and Warnock, who comprise our Compensation Committee, and Messrs. Brenner, McQuilkin and Warnock, who comprise our Nominating and Governance Committee, satisfy the independence standards for those committees established by applicable SEC and Nasdaq rules.  In making these determinations, our Board of Directors considered the relationships that each non-employee director has with Primo and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.  There is no family relationship between any director, executive officer or person nominated to become a director or executive officer.

Director Nomination Process

The Board of Directors has a standing Nominating and Governance Committee comprised solely of independent directors.  The Board of Directors has delegated to its Nominating and Governance Committee the responsibility for establishing membership criteria for the Board of Directors, identifying individuals qualified to become directors consistent with such criteria and recommending the director nominees.

In identifying potential director candidates, the Nominating and Governance Committee will seek input from its Committee members, other directors and management.  The Nominating and Governance Committee may engage the services of search firms and advisors to help identify and screen potential director nominees.  The Nominating and Governance Committee will also consider director candidates appropriately recommended by stockholders.

In identifying and assessing director candidates, the Nominating and Governance Committee considers, among other things:

●	roles and contributions valuable to the business community;

●
personal qualities of leadership, character, judgment and whether the candidate possesses and maintains throughout service on the Board a reputation in the community at large of integrity, trust, respect, competence and adherence to the highest ethical standards;

●	relevant knowledge and diversity of background, viewpoints and experience;

●	whether the candidate is free of conflicts and has the time required for preparation, participation and attendance at all meetings; and

●	applicable listing standards of Nasdaq.

Diversity of background, viewpoint and experience is one of the various factors the Nominating and Governance Committee may consider in identifying director nominees, but the Nominating and Governance Committee does not have a formal policy regarding board diversity.

All director candidates, including candidates appropriately recommended by stockholders, are evaluated in accordance with the process described above.

Stockholder Recommendations of Director Candidates

Stockholders who wish to recommend director candidates for consideration by the Nominating and Governance Committee may do so by submitting a written recommendation to our Secretary at 104 Cambridge Plaza Drive, Winston-Salem, North Carolina  27104.  Such recommendation must include a detailed background of the suggested candidate that demonstrates how the individual meets the criteria set forth above.  If a candidate proposed by a stockholder or other source meets such criteria, the individual will be considered on the same basis as other candidates.

Recommendations by stockholders for director candidates to be considered for the 2013 annual meeting of stockholders must be delivered to Primo’s Secretary not earlier than the close of business on January 16, 2013 and not later than the close of business on February 15, 2013.  Recommendations by stockholders for director candidates to be considered for inclusion in the proxy statement and form of proxy relating to the 2013 annual meeting of stockholders must be received no later than December 14, 2012.  Notice of a director nomination must be submitted in accordance with the requirements set forth in our amended and restated bylaws which include requirements to provide the name and address of the stockholder making the recommendation, a representation that the recommending stockholder is a record holder of our common stock, all information regarding the nominee that would be required to be set forth in a proxy statement and the consent of the nominee to serve as a director.  Appropriate submission of a recommendation by a stockholder does not guarantee the selection of the stockholder’s candidate or the inclusion of the candidate in our proxy statement; however, the Nominating and Governance Committee will consider any such candidate in accordance with the director nomination process described above.

The Board’s Role in Risk Oversight

Management is responsible for managing the risks that Primo faces.  The Board of Directors is responsible for overseeing management’s approach to risk management.  The involvement of the full Board of Directors in reviewing our strategic objectives and plans is a key part of the board’s assessment of management’s approach and tolerance to risk.  While the Board of Directors has ultimate oversight responsibility for overseeing management’s risk management process, various committees of the board assist it in fulfilling that responsibility.

In particular, the Audit Committee assists management in its review of the policies and procedures regarding identifying, monitoring, evaluating and managing Primo’s key financial and other risk exposures.  The Audit Committee also oversees the development of our enterprise risk management policies and procedures and reports regularly to the Board of Directors regarding Primo’s risk management process.

In addition, the Compensation Committee reviews our compensation practices and policies to ensure they do not create inappropriate or unintended significant risks to Primo as a whole, and provides oversight and direction regarding these practices, policies and compensation-related risk management.

Code of Conduct

Our Board of Directors has adopted a Code of Business Conduct and Ethics.  This code applies to all of the directors, officers and employees of Primo and its subsidiaries.  A copy of our Code of Business Conduct and Ethics is available on our corporate website (www.primowater.com).  We expect that any amendments to the code, or any waivers of its requirements, will be disclosed on our website.

Policy for Review of Related Person Transactions

Our Audit Committee reviews and approves any transaction between Primo and a related person which would be required to be disclosed by the rules of the SEC.

Communications with the Board of Directors

Stockholders may communicate with any of our directors by sending a written communication to a director c/o our Secretary at 104 Cambridge Plaza Drive, Winston-Salem, North Carolina 27104.  All communications received in accordance with these procedures will be reviewed by the Secretary and forwarded to the appropriate director or directors unless such communications are considered, in the reasonable judgment of the Secretary, to be improper for submission to the intended recipient, such as communications unrelated to our business, advertisements or frivolous communications.

Executive Officers

The following paragraphs set forth information regarding the current executive officers of Primo other than Mr. Prim.  Information pertaining to Mr. Prim, who is both a director and an executive officer of Primo, may be found in the section entitled “Nominees and Continuing Directors.”

Mark Castaneda

Mr. Castaneda, age 47, has served as our Chief Financial Officer, Secretary and Assistant Treasurer since March 2008.  Prior to joining Primo, he served as Chief Financial Officer for Tecta America, Inc. (a private national roofing contractor) from October 2007 until March 2008, as Chief Financial Officer for Interact Public Safety (a private software company) from September 2006 until October 2007 and as Chief Financial Officer for Pike Electric Corporation (a publicly-traded energy solutions provider) from October 2004 until August 2006, where he helped lead its initial public offering in July 2005.  Mr. Castaneda served Blue Rhino Corporation as its Chief Financial Officer from November 1997 until October 2004 and as a Director from September 1998 until April 2004.  Mr. Castaneda helped lead Blue Rhino’s initial public offering with Mr. Prim in May 1998.  Mr. Castaneda began his career with Deloitte & Touche in 1988 and is a certified public accountant.

Michael S. Gunter

Mr. Gunter, age 43, has served as our Senior Vice President of Operations since March 2010 and previously served as our Vice President of Operations from our founding in October 2004 through February 2010. Prior to joining Primo, he served as the Senior Director of Strategy and Financial Analysis as well as the Director of Information Technology for Blue Rhino Corporation from 2000 until October 2004.  Mr. Gunter served as an Artillery Officer in the United States Marine Corps from 1990 to 1996.

Director Compensation

The following table shows the compensation paid to each non-employee director who served on our Board of Directors in 2011:

2011 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1),(3)	Option Awards ($)(2) ,(3)	Total ($)

Richard A. Brenner	26,000	12,488	12,333	50,821

Jack C. Kilgore	2,500	12,488	12,333	27,321

Malcolm McQuilkin	20,500	12,488	12,333	45,321

David L. Warnock	25,500	12,488	12,333	50,321

David W. Dupree (4)	10,000	-	-	10,000

(1)
The amounts shown in this column represent the aggregate grant date fair value of restricted stock unit awards computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 718 (“ASC 718”).  Each director received an award of 892 restricted stock units in May 2011, which award vests in full on May 20, 2012.  These awards were the only stock awards made to directors during 2011.  For additional information regarding the assumptions made in calculating these amounts, see the notes to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

(2)
The amounts shown in this column represent the aggregate grant date fair value of stock option awards computed in accordance with ASC 718.  Each director received an option to purchase 1,924 shares of common stock in May 2011, which award vests in full on May 20, 2012.  These awards were the only stock option awards made to directors during 2011.  For additional information regarding the assumptions made in calculating these amounts, see the notes to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

(3)
The following table shows the number of shares subject to outstanding option awards, shares of restricted stock and shares subject to outstanding restricted stock unit awards held by each non-employee director as of December 31, 2011:

Name	Shares Subject to Outstanding Option Awards (#)	Shares of Restricted Common Stock Outstanding (#)	Shares Subject to Outstanding Restricted Stock Unit Awards (#)

Richard A. Brenner	4,224	3,832	892

Jack C. Kilgore	1,924	-	892

Malcolm McQuilkin	12,657	3,832	892

David L. Warnock	4,224	3,832	892

(4)	Mr. Dupree served on our Board of Directors until the May 18, 2011 Annual Stockholders Meeting.

Under our Non-Employee Director Compensation Policy, each non-employee director receives an annual retainer of $25,000, to be paid one-half in restricted common stock and one-half in options to purchase common stock, granted on the first business day following each annual meeting of our stockholders. Additionally, non-employee directors receive the following cash awards:

●	a $5,000 retainer for directors who also serve as committee chairs and a $2,500 retainer for other directors;

●	$2,500 for each regularly scheduled Board of Directors meeting attended in person ($1,000 if attended telephonically);

●	$1,000 for each ad hoc telephonic special Board of Directors meeting attended;

●	$1,000 for each regularly scheduled committee meeting attended; and

●	$500 for each ad hoc telephonic committee meeting attended.

Grants made under the Non-Employee Director Compensation Policy are made pursuant to the 2010 Omnibus Long-Term Incentive Plan and vest in full on the day immediately following the first anniversary of the grant date.  Mr. Prim receives no compensation for his service on our Board or Directors.

Compensation Discussion and Analysis

The following discussion and analysis relates to our compensation arrangements for the following named executive officers (“NEOs”):

(1)	our principal executive officer (Billy D. Prim);

(2)	our principal financial officer (Mark Castaneda); and

(3)	our only other executive officer (Michael S. Gunter).

This discussion and analysis should be read together with the compensation tables and related disclosures set forth below.  This discussion and analysis includes statements regarding financial and operating performance targets in the limited context of our executive compensation programs, and investors should not evaluate these statements in any other context.  This discussion and analysis also contains forward-looking statements that are based on our current considerations, expectations and determinations regarding future compensation programs.  The actual amount and form of compensation and the compensation programs that we adopt in the future may differ materially from current or planned programs as summarized in this discussion.

Introduction

Our compensation discussion and analysis discusses the total compensation for our NEOs and describes our overall compensation philosophy, objectives and practices.  Our compensation philosophy and objectives generally apply to all of our employees and all of our employees are eligible to participate in the principal components of our compensation program consisting of:

●	base salary;

●	annual bonus and incentive arrangements; and

●	equity compensation.

The relative amount and value of each of these components for individual employees varies based on job role and responsibility as well as our financial performance.

Results of the 2011 Advisory Vote on Executive Compensation (“Say on Pay”)

At our 2011 annual meeting of stockholders, our stockholders were asked to approve, on an advisory basis, the Company’s executive compensation program (“say on pay”).  A majority (68%) of the votes cast on the “say on pay” proposal at that meeting were voted in favor of the proposal.  The Compensation Committee believes the “say on pay” vote serves as a tool to guide it in ensuring alignment of the Company’s executive compensation program with stockholder interests.

The Compensation Committee believes that these results affirm our stockholders’ support of the Company’s approach to executive compensation.  We strive to continually improve our programs and processes to align our compensation and performance.  The Compensation Committee will continue to ensure that the design of the Company’s executive compensation program is focused on long-term stockholder value creation, emphasizes pay for performance and does not encourage the taking of short-term risks at the expense of long-term results. The Compensation Committee intends to continue to use the “say on pay” vote as a guidepost for stockholder sentiment and continue to take into account stockholder feedback in making compensation decisions.  In 2011, our Board of Directors recommended, our stockholders approved, and we subsequently adopted a frequency of every three years for our “Say on Pay” vote.

Compensation Philosophy and Objectives

Our compensation approach has changed and developed over the last several years as we have experienced rapid growth through our initial public offering and several important acquisitions.  Our compensation philosophy is to offer our executive officers compensation and benefits that are competitive and meet our goals of attracting, retaining and motivating highly skilled management, which is necessary to achieve our financial and strategic objectives and create long-term value for our stockholders.  Accordingly, our executive officer compensation program is designed to link annual and long-term cash and stock incentives to the achievement of Company and individual performance goals and to align the interests of executive officers with the creation of stockholder value.

We believe compensation should be determined within a framework that is intended to reward individual contribution and the achievement of Company objectives.  Within this overall philosophy, our objectives are to:

●	attract, retain and motivate our executives by providing a total compensation program that takes into consideration competitive market requirements and strategic business needs;

●	align the financial interests of executive officers with those of our stockholders, both in the short and long term;

●	provide incentives for achieving and exceeding annual and long-term performance goals; and

●	appropriately reward executive officers for creating long-term stockholder value.

Each of Messrs. Prim, Castaneda and Gunter entered into an employment agreement with the Company in 2010 in connection with our initial public offering.  The material terms of those employment agreements are described below under “Employment Agreements”.

Determining Executive Compensation

Prior to our November 2010 initial public offering, we were a privately-held company.  As a result, we were not subject to any stock exchange listing or SEC rules requiring a majority of our Board of Directors to be independent or relating to the formation and functioning of Board committees, including our Compensation Committee.  Historically, we informally considered the competitive market for corresponding positions within comparable geographic areas and with companies of similar sizes and stages of development, including other small, high-growth public companies, in structuring and setting our executive compensation.  This consideration was based on the general knowledge possessed by members of our Compensation Committee and also included consultations with our Chief Executive Officer.  As we continue to gain experience as a public company, we expect that the specific direction, emphasis and components of our executive compensation program will evolve.  For example, over time, we expect to reduce our reliance upon subjective determinations in favor of a more empirically based approach that could involve, among other practices, benchmarking the compensation paid to our NEOs against peer companies that we identify and the use of clearly defined, objective targets to determine incentive compensation awards.

Our Compensation Committee typically considers, but is not required to accept, our Chief Executive Officer’s recommendations regarding proposed base salaries, bonus and incentive awards, and equity awards for the other NEOs.  The Compensation Committee may also request the assistance of our Chief Financial Officer in evaluating the financial, accounting and tax implications of various compensation awards paid to the NEOs.  However, our Chief Financial Officer does not recommend or determine the amounts or types of compensation paid to the NEOs.  Our Chief Executive Officer and certain of our other NEOs may attend Compensation Committee meetings, as requested by the chairman of the Compensation Committee.  Our NEOs, including our Chief Executive Officer, typically do not attend any portion of the Compensation Committee meetings during which their compensation is established and approved.

We believe the levels of compensation we provide should be competitive, reasonable and appropriate for our business needs and circumstances.  To date, the Compensation Committee has not engaged a compensation consultant.  Rather, the Compensation Committee and our Chief Executive Officer have applied subjective discretion to make compensation decisions and have not used a specific formula or matrix to set compensation in relation to compensation paid by other companies.  To date, our Compensation Committee has not established any percentile targets for the levels of compensation provided to our NEOs.  Similarly, the Compensation Committee has not performed competitive reviews of our compensation programs with those of similarly-situated companies, nor have we engaged in benchmarking of compensation paid to our NEOs.  Our historical approach has been to consider competitive compensation practices and other factors such as the level of compensation necessary to recruit and retain an executive and individual performance rather than establishing compensation at specific benchmark percentiles.  This approach has enabled us to respond to market dynamics and provided us with flexibility in maintaining and enhancing our NEOs’ engagement, focus, motivation and enthusiasm for our future.  However, as mentioned above, we expect to build some of these practices into our compensation approach over time as we continue to review, evaluate and refine our compensation policies and practices as a public company.

Our Compensation Committee is comprised of Messrs. Kilgore, McQuilkin and Warnock, with Mr. Warnock acting as chair.  Each of the members of our Compensation Committee is “independent” within the meaning of applicable Nasdaq listing standards.  Our Compensation Committee’s charter provides, among other things, that the Compensation Committee’s principal duties include (i) reviewing our compensation policies and practices, (ii) reviewing and approving the compensation for our senior executives, (iii) evaluating the performance of our senior executives and (iv) assisting in our compliance with the regulations of the SEC regarding executive compensation disclosure.

The amount of past compensation, including annual bonus and incentive awards and amounts realized or realizable from prior restricted stock and stock option awards, is generally not a significant factor in the Compensation Committee’s considerations because these awards would have been earned based on performance in prior years.  The Compensation Committee does, however, consider prior awards when considering the retention aspects of our compensation program.

Our NEOs are not subject to mandated stock ownership or stock retention guidelines.  Our Compensation Committee believes that the equity component of our executive compensation program ensures that our NEOs are also owners and those components work to align the NEOs’ goals with the best interests of our stockholders.

Elements of Our Executive Compensation Program

The principal elements of our executive compensation program have to date been (a) base salary, (b) a discretionary annual cash bonus opportunity for 2009 and prior years, (c) executive cash and equity incentive arrangements for 2010 and 2011 and (d) long-term equity compensation in the form of restricted stock, restricted stock units and stock options.  Each of those compensation elements satisfies one or more of our compensation objectives.

We have not adopted any policies with respect to long-term versus currently-paid compensation, but feel that both elements are necessary for achieving our compensation objectives.  Compensation in the form of a base salary provides financial stability for each of our NEOs and annual increases in base salary provide a reward for short-term Company and individual performance.  Annual cash bonuses and incentive awards likewise provide a reward for short-term Company and individual performance.  Long-term equity compensation rewards achievement of strategic long-term objectives and contributes toward overall stockholder value.  Similarly, while we have not adopted any policies with respect to cash versus non-cash compensation (or among different forms of non-cash compensation), we feel that it is important to encourage or provide for a meaningful amount of equity ownership by our NEOs to help align their interests with those of stockholders, one of our compensation objectives.  We have also in the past used equity compensation in order to preserve the Company’s cash to the extent practicable in order to facilitate our growth and development.  We combine the compensation elements for each NEO in a manner that the Compensation Committee believes, in its discretion and judgment, is consistent with the executive’s contributions to the Company and our overall goals with respect to executive compensation.

Base Salary

We believe that a competitive base salary is an important component of compensation as it provides a degree of financial stability for our NEOs and is critical to recruiting and retaining our executives.  Base salary is also designed to recognize the scope of responsibilities placed on each NEO and reward each executive for his or her unique leadership skills, management experience and contributions.  We make a subjective determination of base salary after considering such factors collectively.

In April 2010, we entered into employment agreements with each of Messrs. Prim, Castaneda and Gunter that provided for continued base salaries at the amounts set forth below.

Name	Base Salary ($)

Billy D. Prim	400,000

Mark Castaneda	250,000

Michael S. Gunter	225,000

While the Compensation Committee has the discretion to adjust upward the base salaries of each of the Messrs. Prim, Castaneda and Gunter under their employment agreements, the Committee decided to leave each of their base salaries unchanged for 2011.

Annual Incentive and Bonus Arrangements

2011 Executive Incentive Plan

We established an executive incentive plan for 2011, which included an opportunity for both a cash award and equity awards for our executive officers. The Compensation Committee structured and implemented this plan to motivate our executive officers to achieve our annual strategic and financial goals.  The 2011 executive incentive plan provided for cash and equity awards as follows:

●	Cash award:

o	Each of our executive officers was assigned a cash award based on a percentage of their base salaries as follows:

Name	Cash Award (as a % of Base Salary)

Billy D. Prim	100%

Mark Castaneda	50%

Michael S. Gunter	50%

o
The 2011 executive incentive plan provided that no cash awards were to be made unless the Company achieved actual earnings before interest, taxes, depreciation and amortization as adjusted for non-cash, non-recurring items (“Adjusted EBITDA”) of at least $19.5 million.

●	Equity award:

o	Actual awards, if any, were to be determined in early 2012 and were to be based on the Compensation Committee’s subjective evaluation of Primo’s and each individual’s performance.

Our actual Adjusted EBITDA for 2011 was less than the $19.5 million Adjusted EBITDA threshold under the 2011 executive incentive plan.  As a result, no cash amounts were paid to our executive officers with respect to our 2011 performance.  In addition, in light of our 2011 performance, the Compensation Committee did not make any equity awards under the 2011 executive incentive plan.

Discretionary Cash Bonuses

We have also from time to time in the past paid discretionary annual cash bonuses to our executive officers.  We did not pay any such discretionary cash bonuses with respect to our performance in 2010 or 2011.

The employment agreements for each of Messrs. Prim, Castaneda and Gunter do not provide for specified annual incentive or bonus awards.  Instead, these employment agreements simply provide that each such executive is entitled to receive bonuses and awards of equity and non-equity compensation as approved by our Board of Directors.

Long-Term Equity Compensation

Historically, we have provided long-term equity compensation primarily through grants of restricted stock and stock options.  We have in the past granted restricted stock and stock options through annually-adopted executive incentive plans, initial grants to new employees and, on occasion, through additional grants approved by our Board of Directors or the Compensation Committee.  We intend to continue these practices in the future as we believe that such grants further our compensation objectives of aligning the interests of our NEOs with those of our stockholders, encouraging long-term performance, and providing a simple and easy-to-understand form of equity compensation that promotes executive retention.  We view such grants both as incentives for future performance and as compensation for past accomplishments.

On March 18, 2011, our Compensation Committee approved grants of equity awards to certain of our executive officers and key employees.  The Compensation Committee approved these awards in recognition of the employees’ efforts with respect to our successful initial public offering and acquisition transactions as well as the increased responsibilities resulting from being a publicly traded company with significantly larger operations.  The following table shows the number of restricted stock units and stock options granted in connection with these awards:

Name	Restricted Stock Units (#)	Stock Options (#)

Billy D. Prim	20,000	40,000

Mark Castaneda	15,000	30,000

Michael S. Gunter	10,000	20,000

Both the restricted stock units and stock options granted to each of our executive officers vest in equal annual installments on March 29 of each of 2012, 2013, and 2014.  Each of the stock option awards have a term of ten years.

We adopted a policy in connection with our initial public offering that provides for our Compensation Committee to approve stock option grants up to four times per year at its regularly scheduled quarterly meetings, and further provides that such grants will be effective on the third trading day following the date of the next public disclosure of our financial results following the date of each such meeting.

Perquisites and Other Benefits

As a general matter, we do not offer perquisites or other benefits to any executive officer, including the NEOs, with an aggregate value in excess of $10,000 annually, because we believe we can provide better incentives for desired performance with compensation in the forms described above.  We recognize that, from time to time, it may be appropriate to provide some perquisites or other benefits in order to attract, motivate and retain our executives, with any such decision to be reviewed and approved by the Compensation Committee.

Our executive officers are eligible to participate in customary employee benefit plans, including medical, dental, vision, life and other employee benefit and insurance plans made available to employees.  We maintain a 401(k) plan, which is intended to be a tax-qualified defined contribution plan under Section 401(k) of the Internal Revenue Code of 1986, as amended, or the Code.  In general, all of our employees are eligible to participate in this plan.

Employment and Severance and Change of Control Benefits

We believe that a strong, experienced management team is essential to the best interests of the Company and our stockholders.  We recognize that the possibility of a change of control could arise and that such a possibility could result in the departure or distraction of members of the management team to the detriment of the Company and our stockholders.  We entered into employment agreements with Messrs. Prim, Castaneda and Gunter in connection with our initial public offering, which are intended to minimize employment security concerns arising in the course of negotiating and completing a change of control transaction.  A more detailed description of the change of control provisions provided in these employment agreements is available under the section captioned “Employment Agreements” below, and the change of control benefits are quantified in the section captioned “Potential Payments Upon Termination or Change of Control.”

Tax Considerations

Other than our Chief Executive Officer, we have not agreed to provide any executive officer or director with a gross-up or other reimbursement for tax amounts the executive might pay pursuant to Section 280G or Section 409A of the Internal Revenue Code.  As described in the section below captioned “Employment Agreements,” any payments our Chief Executive Officer receives in connection with a change of control may be subject to increase to cover any excise tax imposed by Section 280G of the Internal Revenue Code.

Section 280G and related Code sections provide that executive officers, directors who hold significant stockholder interests and certain other service providers could be subject to significant additional taxes if they receive payments or benefits in connection with a change of control that exceed certain limits, and that we or our successor could lose a deduction on the amounts subject to the additional tax.  Section 409A also imposes additional significant taxes on the individual in the event that an executive officer, director or service provider receives “deferred compensation” that does not meet the requirements of Section 409A.

Because of the limitations of Internal Revenue Code Section 162(m), our federal income tax deduction for compensation paid to our Chief Executive Officer and to certain other highly compensated executive officers (other than our Chief Financial Officer) may be limited if the compensation exceeds $1,000,000 per person during any fiscal year, unless it is “performance-based” under Code Section 162(m) or meets another exception to the deduction limits.  In addition to salary and bonus compensation, upon the exercise of stock options that are not treated as incentive stock options, the excess of the current market price over the option price, or the option spread, is treated as compensation and accordingly, in any year, such exercise may cause an officer’s total compensation to exceed $1,000,000.  However, option compensation will not be subject to the $1,000,000 cap on deductibility if the options meet certain requirements, and in the past we have granted options that we believe met those requirements.

Additionally, under a special Code Section 162(m) transition rule, certain compensation paid pursuant to a compensation plan in existence before the effective date of our initial public offering generally will not be subject to the $1,000,000 limitation until the first meeting of stockholders at which directors are elected after the close of the third calendar year following the year in which our initial public offering occurred, unless the compensation plan is materially modified.  While the Compensation Committee cannot predict how the deductibility limit may impact our compensation programs in future years, the Compensation Committee intends to maintain an approach to executive compensation that links pay to performance.  In addition, while the Compensation Committee has not adopted a formal policy regarding tax deductibility of compensation paid to our NEOs, the Compensation Committee intends to consider tax deductibility under Code Section 162(m) as a factor in compensation decisions.

Risk Analysis of Compensation Program

The Compensation Committee has reviewed the Company’s compensation program and does not believe that it encourages excessive or unnecessary risk taking.  Base salaries are fixed in amount and thus do not encourage risk taking.  By utilizing annual cash bonuses and incentive awards that are tied to individual and Company-wide performance measures and long-term equity compensation as a significant portion of total compensation, the Compensation Committee believes that it has aligned our executive officers’ objectives with those of our long-term stockholders.

Conclusion

The Compensation Committee believes that our executive leadership is a key element to our success and that the compensation package offered to our NEOs is a key element in attracting and retaining the appropriate personnel.

The Compensation Committee believes it has maintained compensation for our NEOs at levels that are reflective of the talent and success of the individuals being compensated, and with the inclusion of additional compensation directly tied to performance, the Compensation Committee believes executive compensation will be sufficiently comparable to its industry peers to allow us to retain our key personnel at costs which are appropriate for us.

The Compensation Committee intends to continue to develop, analyze and review its methods for aligning our executive officers’ long-term compensation with the benefits generated for stockholders.  The Compensation Committee believes the idea of creating ownership helps align management’s interests with the interests of stockholders.  The Compensation Committee has no pre-determined timeline for implementing new or ongoing long-term incentive plans.  New plans will be reviewed, discussed and implemented as the Compensation Committee believes necessary or appropriate as a measure to incentivize, retain and reward our NEOs.

Executive Compensation Tables

The following tables and related narratives present the compensation for our named executive officers (“NEOs”) for 2009, 2010 and 2011.

I.  2011 Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Stock Awards ($) (d)	Option Awards ($) (e)	All Other Compensation ($) (f)	Total ($) (g)

Billy D. Prim	2011	400,000	246,600	239,200	3,933	889,733
Chairman, Chief Executive	2010	400,000	-	-	3,292	403,292
Officer and President	2009	400,000	-	-	138	400,138

Mark Castaneda	2011	250,016	184,950	179,400	1,388	615,754
Chief Financial Officer	2010	243,281	307,608	-	2,398	553,287
	2009	225,000	-	19,399	93	244,492

Michael S. Gunter	2011	225,000	123,300	119,600	1,747	469,647
Senior Vice President,	2010	211,098	184,562	-	60	395,720
Operations	2009	173,363	-	-	62	173,425

Salaries (Column (c))

Base salaries for Messrs Prim, Castaneda and Gunter are specified in their employment agreements which are described in greater detail in “Employment Agreements” below.

Stock Awards and Option Awards (Columns (d) and (e))

The amounts shown in the “Stock Awards” column represent the aggregate grant date fair value of stock awards, based on the closing market price of Primo’s common stock ($12.33) on the date of grant, computed in accordance with ASC 718.  The amounts shown in the “Option Awards” column represent the aggregate grant date fair value of the option awards computed in accordance with ASC 718.  For additional information regarding the assumptions made in calculating these amounts, see the notes to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

All Other Compensation (Column (f))

Amounts shown in this column consist of life insurance premiums paid on behalf of each NEO and matching contributions to the NEOs’ accounts under Primo’s 401(k) plan.

II.  2011 Grants of Plan Based Awards

The following table shows grants of plan-based awards made to our NEOs during the year ended December 31, 2011.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards Target ($)	All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Shares Underlying Options (#)	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)

Billy D. Prim	3/29/11(1)	400,000	-	-	-	-
	3/29/11(2)	-	20,000	-	-	246,600
	3/29/11(3)	-	-	40,000	12.33	239,200

Mark Castaneda	3/29/11(1)	125,000	-	-	-	-
	3/29/11(2)	-	15,000	-	-	184,950
	3/29/11(3)			30,000	12.33	179,400

Michael S. Gunter	3/29/11(1)	112,500	-	-	-	-
	3/29/11(2)	-	10,000	-	-	123,300
	3/29/11(3)	-	-	20,000	12.33	119,600

(1)
The amounts in this row relate to cash incentive awards under our 2011 executive incentive plan that provided for potential payments to our NEOs if our 2011 earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) exceeded a targeted level of Adjusted EBITDA. Primo’s actual 2011 Adjusted EBITDA was less than target Adjusted EBITDA under the 2011 executive incentive plan and, as a result, no amounts were paid to our NEOs or other employees pursuant to these cash incentive awards.  The material terms of the 2011 executive incentive plan are described in the “Compensation Discussion and Analysis” section beginning on page 20.

(2)
Amounts set forth in this row reflect grants of restricted stock units under our 2010 Omnibus Long-Term Incentive Plan.  These restricted stock unit grants vest in equal installments on the first, second and third anniversary of the grant date.

(3)
Amounts set forth in this row reflect grants of stock options under our 2010 Omnibus Long-Term Incentive Plan.  These stock option grants vest in equal installments on the first, second and third anniversary of the grant date.

(4)
Amounts set forth in this column represent the grant date fair value of the restricted stock and stock option awards described in Notes (2) and (3) above computed in accordance with ASC 718.  For additional information regarding the assumptions made in calculating these amounts, see the notes to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

III.  Outstanding Equity Awards at Fiscal Year-End 2011

The following table sets forth information regarding outstanding equity awards held by our NEOs as of December 31, 2011.

	Option Awards					Stock Awards
Name	Number of Shares Underlying Unexercised Options (#) Exercisable	Number of Shares Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares of Stock That Have Not Vested ($)(1)

Billy D. Prim	9,583	-		10.44	11/01/14	-		-
	21,562	-		10.44	01/01/16	-		-
	1,917	-		13.04	01/25/17	-		-
	9,583	-		20.66	05/01/18	-		-
	-	40,000	(2)	12.33	03/29/21	-		-
	-	-		-	-	20,000	(3)	60,800

Mark Castaneda	14,375	-		20.66	05/01/18	-		-
	3,833	-		13.04	01/29/19	-		-
	-	-		-	-	15,971	(4)	48,552
	-	30,000	(2)	12.33	03/29/21	-		-
	-	-		-	-	15,000	(3)	45,600

Michael S. Gunter	9,583	-		10.44	11/01/14	-		-
	8,625	-		10.44	01/01/16	-		-
	803	-		13.04	01/25/17	-		-
	5,091	-		13.04	01/25/17	-		-
	-	-		-	-	9,582	(4)	29,129
	-	20,000	(2)	12.33	03/29/21	-		-
	-	-		-	-	10,000	(3)	30,400

(1)
The amounts set forth in this column were calculated by multiplying the closing market price of Primo’s common stock on December 30, 2011 ($3.04) by the number of shares or restricted stock units held on such date.

(2)	These options vest in equal annual installments on March 29 of 2012, 2013 and 2014.

(3)	These restricted stock units vest in equal annual installments on March 29 of 2012, 2013 and 2014.

(4)	These shares of restricted stock vest in equal annual installments on February 18 of 2012 and 2013.

IV.  2011 Option Exercises and Stock Vested

The following table shows the number of shares acquired and the value realized during the fiscal year ended December 31, 2011 upon vesting of restricted stock or restricted stock units previously granted to each of the named executive officers. No stock options were exercised by the named executive officers during fiscal 2011.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Billy D. Prim	-	-	-	-

Mark Castaneda	-	-	7,986	99,665

Michael S. Gunter	-	-	4,792	59,804

(1)	The amounts set forth in this column were calculated by multiplying the closing market price of Primo’s common stock on the vesting date ($12.48) by the number of shares held on such date.

V.  2011 Potential Payments Upon Termination or Change of Control

The following table sets forth the amounts payable to Messrs. Prim, Castaneda and Gunter upon termination of his employment under various scenarios or a change of control of Primo, assuming each of the events occurred on December 31, 2011.

Benefits and Payments Upon Termination	Termination for Cause or without Good Reason	Termination without Cause or for Good Reason		Termination without Cause or for Good Reason following a Change-in- Control		Termination due to Disability		Termination due to Death		Change-in-Control (No Termination)

Billy D. Prim:
Base Salary(1)	$-	$400,000		$800,000		$-		$-		$-
Restricted Stock Unit Vesting	-	20,268	(2)	60,800	(3)	60,800	(4)	60,800	(4)	60,800	(3)
Health Insurance(5)	-	9,320		18,640		-		-		-
Life Insurance(5)	-	125		249		-		-		-
Disability Coverage(5)	-	1,277		2,555		-		-		-
Total:	$-	$430,990		$882,244		$60,800		$60,800		$60,800

Mark Castaneda:
Base Salary(6)	$-	$250,016		$375,024		$-		$-		$-
Restricted Stock Vesting	-	24,277	(7)	48,552	(8)	48,552	(9)	48,552	(9)	48,552	(8)
Restricted Stock Unit Vesting	-	15,200	(2)	45,600	(3)	45,600	(4)	45,600	(4)	45,600	(3)
Health Insurance(10)	-	13,579		20,368		-		-		-
Life Insurance(10)	-	125		187		-		-		-
Disability Coverage(10)	-	1,277		1,916		-		-		-
Total:	$-	$304,474		$491,647		$94,152		$94,152		$94,152

Michael S. Gunter:
Base Salary(6)	$-	$225,000		$337,500		$-		$-		$-
Restricted Stock Vesting	-	14,565	(7)	29,129	(8)	29,129	(9)	29,129	(9)	29,129	(8)
Restricted Stock Unit Vesting	-	10,135	(2)	30,400	(3)	30,400	(4)	30,400	(4)	30,400	(3)
Health Insurance(10)	-	13,579		20,368		-		-		-
Life Insurance(10)	-	125		187		-		-		-
Disability Coverage(10)	-	1,277		1,916		-		-		-
Total:	$-	$264,681		$419,500		$59,529		$59,529		$59,529

(1)
Represents a payment equal to Mr. Prim’s highest base salary in effect during the 12 months immediately prior to the termination date in the case of a termination without Cause or for Good Reason and a payment equal to two times Mr. Prim’s highest base salary in effect during the 12 months immediately prior to the termination date in the case of a termination without Cause or for Good Reason in connection with a Change of Control.

(2)
Represents the value of restricted stock units held at December 31, 2011 which are scheduled to vest within six months of such date, based upon the closing market price on December 30, 2011 ($3.04) of the shares of common stock.

(3)
Represents the value of restricted stock units held at December 31, 2011, based upon the closing market price on December 30, 2011 ($3.04) of the shares of common stock.  These restricted stock units would vest in full upon a “change in control’ under the terms of, and as defined in, each executive’s respective employment agreement as discussed below.

(4)
Represents the value of restricted stock units held at December 31, 2011, based upon the closing market price on December 30, 2011 ($3.04) of the shares of common stock.  Pursuant to the executive’s restricted stock unit award agreement, these restricted stock units would vest in full upon the executive’s death or Disability (as defined in the executive’s restricted stock award agreement).

(5)
In the case of a termination without Cause or for Good Reason, represents the estimated incremental cost to maintain coverage under the applicable policy for 12 months. In the case of a termination without Cause or for Good Reason in connection with a Change of Control, represents the estimated incremental cost to us to maintain coverage under the applicable policy for 24 months.

(6)
Represents a payment equal to such executive’s highest base salary in effect during the 12 months immediately prior to the termination date in the case of a termination without Cause or for Good Reason and a payment equal to 1.5 times such executive’s highest base salary in effect during the 12 months immediately prior to the termination date in the case of a termination without Cause or for Good Reason in connection with a Change of Control.

(7)
Represents the value of restricted shares of common stock held at December 31, 2011 which are scheduled to vest within six months of such date, based upon the closing market price on December 30, 2011 ($3.04) of the shares of common stock.

(8)
Represents the value of restricted shares of common stock held at December 31, 2011, based upon the closing market price on December 30, 2011 ($3.04) of the shares of common stock.  These restricted shares would vest in full upon a “change in control’ under the terms of, and as defined in, each executive’s respective employment agreement as discussed below.

(9)
Represents the value of restricted shares of common stock held at December 31, 2011, based upon the closing market price on December 30, 2011 ($3.04) of the shares of common stock.  Pursuant to the executive’s restricted stock award agreement, these restricted shares would vest in full upon the executive’s death or Disability (as defined in the executive’s restricted stock award agreement).

(10)
In the case of a termination without Cause or for Good Reason, represents the estimated incremental cost to maintain coverage under the applicable policy for 12 months. In the case of a termination without Cause or for Good Reason in connection with a Change of Control, represents the estimated incremental cost to us to maintain coverage under the applicable policy for 18 months.

Employment Agreements and Change of Control Arrangements

The following summaries of the employment agreements of Messrs. Prim, Castaneda and Gunter describe the employment agreements with such individuals that were entered into in April 2010 in connection with our initial public offering.

Mr. Prim’s employment agreement provides for a base annual salary of $400,000, which may be adjusted up but not down by our Board of Directors.  Mr. Prim is also eligible to receive bonuses and awards of equity and non-equity compensation as approved by our Board of Directors.  The employment agreement entitles Mr. Prim to participate in all other benefits generally available to our other senior executives.  Mr. Prim’s employment agreement also provides for: (i) an annual automatic cost of living increase to base salary based on the Consumer Price Index; (ii) long-term disability coverage at 100% of base annual salary; (iii) an annual physical paid for by Primo; and (iv) Primo’s payment of certain attorneys fees incurred in the event Mr. Prim has to take action to enforce his rights under the employment agreement.  We have agreed to maintain insurance coverage for and indemnify Mr. Prim in connection with his capacity as our director and officer.

Our employment agreement with Mr. Prim provides for an initial three-year employment term that commenced April 1, 2010 and that automatically extends for additional one-year periods unless terminated by Mr. Prim or us upon at least 90 days prior written notice of intention not to renew.  The agreement may also be terminated by us or Mr. Prim for other reasons and, subject to the conditions set forth in the employment agreement, provides for certain payments to Mr. Prim upon a termination of his employment or a change of control of Primo, as described below.

Our employment agreements with Messrs. Castaneda and Gunter are substantially similar to our employment agreement with Mr. Prim, except that the economic terms differ among the agreements and their agreements do not provide for: (i) an annual automatic cost of living increase to base salary; (ii) additional long-term disability coverage; (iii) a Primo-paid annual physical; (iv) our payment of certain attorney fees; and (v) a Section 4999 excise tax gross-up payment to cover certain taxes and penalties.  Mr. Castaneda’s employment agreement provides for a base annual salary of $250,000 and Mr. Gunter’s employment agreement provides for a base annual salary of $225,000, which base salaries may be adjusted up but not down by our Board of Directors.  Messrs. Castaneda and Gunter are also eligible to receive bonuses and awards of equity and non-equity compensation as approved by our Board of Directors.  The employment agreements entitle each of Messrs. Castaneda and Gunter to participate in all other benefits generally available to our other senior executives.  We have agreed to maintain insurance coverage for and indemnify each of Messrs. Castaneda and Gunter in connection with their respective capacities as officers.

Our employment agreements with each of Messrs. Castaneda and Gunter provide for initial three-year employment terms that commenced April 1, 2010 and that automatically extend for additional one-year periods unless terminated by the NEO or us upon at least 90 days prior written notice of intention not to renew.  The agreement may also be terminated by us or the NEO for other reasons and, subject to the conditions set forth in the employment agreement, provides for certain payments to be made to such NEO upon a termination of his employment or a change of control of Primo, as described below.

Under our agreements with Messrs. Prim, Castaneda and Gunter, these individuals are entitled to certain benefits upon their termination or upon a Change of Control (as defined in the employment agreement and described below).  The definitions of “Cause” and “Good Reason” as used in the employment agreements are also provided below.

Under these employment agreements, if any of Messrs. Prim, Castaneda or Gunter is terminated without Cause or if any of Messrs. Prim, Castaneda or Gunter resigns for Good Reason, then such individual is entitled to the following benefits:

●
severance payments in an amount equal to (i) his highest annual base salary in effect during the 12 months immediately prior to his termination date plus (ii) the average annual bonus earned by him for the most recent two fiscal years ending prior to his termination date;

●
coverage under health, dental, life, accident, disability and similar benefit plans offered to (and on the same terms as) the other executive officers for the 12 months following his termination date; and

●	the immediate vesting of any restricted stock, stock option or other equity compensation awards scheduled to vest within six months of his termination date.

Under these employment agreements, if any of Messrs. Prim, Castaneda or Gunter is terminated without Cause or if any such individual resigns for Good Reason, in either case within two years following a Change of Control, then he is entitled to the following benefits under his employment agreement:

●
severance payments in an amount equal to 1.5 times (two times in the case of Mr. Prim) the sum of (i) his highest annual base salary in effect during the 12 months immediately prior to his termination date plus (ii) the average annual bonus earned by him for the most recent two fiscal years ending prior to his termination date; and

●
coverage under health, dental, life, accident, disability and similar benefit plans offered to (and on the same terms as) the other executive officers for the 18 months (24 months in the case of Mr. Prim) following his termination date.

In addition, any restricted stock, stock option or other equity compensation awards that are unvested will immediately vest as of the date of the Change of Control.

Our employment agreements with Messrs. Prim, Castaneda and Gunter provide that a “Change of Control” occurs when:

●
any individual, entity or group (a “Person”) becomes the beneficial owner of 50% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company, or (iv) any acquisition pursuant to a transaction that complies with (A), (B) and (C) in the third bullet point below;

●
individuals who, as of the effective date of the agreement, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board of Directors; provided, however, that any individual becoming a director subsequent to the effective date of the agreement whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors;

●
there is consummation of a reorganization, merger or similar transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the entity resulting from such Business Combination in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person beneficially owns, directly or indirectly, 20% or more of the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the Board of Directors of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

●	the stockholders of the Company approve a complete liquidation or dissolution of the Company.

As defined in the employment agreements for our NEOs, “Cause” means (a) continued willful failure to substantially perform his duties with the Company, (b) willfully engaging in misconduct materially and demonstrably injurious to the Company or (c) uncured material breach of his agreement. An NEO may terminate his employment for “Good Reason” (i) if there is a material reduction in his duties or responsibilities, (ii) if he is required to relocate to an employment location more than 50 miles from his initial employment location, or (iii) upon our uncured material breach of the agreement.

Equity Compensation Plan Information

The following table provides information as of December 31, 2011, with respect to compensation plans under which our equity securities are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	537,414	$10.76	367,994

Equity compensation plans not approved by security holders	-	-	-

Total	537,414	$10.76	367,994

Additional Information About Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers, directors and certain persons who beneficially own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.  Executive officers, directors and such greater than 10% stockholders are required to furnish us copies of all ownership reports they file.  Based solely on our review of the copies of the reports that we received and written representations that no other reports were required, we believe that our executive officers, directors and greater than 10% stockholders complied with all applicable filing requirements on a timely basis during 2011, except that Malcolm McQuilkin, David Warnock and David Mills each filed one late Form 4 covering a single transaction that occurred during fiscal year 2011.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee consists of Messrs. Kilgore, McQuilkin and Warnock.  None of the members of our Compensation Committee during 2011 is or has at any time been an officer or employee of Primo.  None of our executive officers has served as a member of the Board of Directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our Board of Directors or compensation committee during 2011.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and Primo’s Annual Report on Form 10-K for the year ended December 31, 2011.

Submitted by the Compensation Committee of the Board of Directors.

David L. Warnock, Chair
Jack C. Kilgore
Malcolm McQuilkin

Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight of: (i) the integrity of Primo’s financial statements; (ii) the effectiveness of Primo’s internal controls over financial reporting; (iii) Primo’s compliance with legal and regulatory requirements; (iv) the qualifications and independence of Primo’s registered public accounting firm; and (v) performance of Primo’s registered public accounting firm.

Primo’s management is responsible for the preparation, presentation, and integrity of complete and accurate financial statements in accordance with generally accepted accounting principles in the United States and for maintaining appropriate accounting and financial reporting principles and policies and establishing and maintaining internal controls designed to assure compliance with accounting standards and applicable laws. Primo’s registered public accounting firm is responsible for planning and conducting in accordance with generally accepted auditing standards in the United States an audit of Primo’s annual financial statements and a review of Primo’s quarterly financial statements.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management Primo’s audited consolidated financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

During the past fiscal year, the Audit Committee discussed with Primo’s registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.  The Audit Committee also received during the past year the written disclosures and the letter from Primo’s registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the registered public accounting firm their independence.

Based on the reviews, discussions and disclosures referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of Primo for the fiscal year ended December 31, 2011 be included in its Annual Report on Form 10-K for such fiscal year.

Submitted by the Audit Committee of the Board of Directors.

Richard A. Brenner, Chair
Jack C. Kilgore
David L. Warnock

Related Party Transactions

Our Audit Committee Charter requires our Audit Committee to review and approve or ratify any related party transaction that is required to be disclosed under Item 404 of Regulation S-K.  In the course of its review or approval of a transaction, our Audit Committee will consider:

●	the nature of the related person’s interest in the transaction, including the actual or apparent conflict of interest of the related person;

●	the material terms of the transaction and their commercial reasonableness;

●	the significance of the transaction to the related person;

●	the significance of the transaction to us and the benefit and perceived benefits, or lack thereof, to us;

●	opportunity costs of alternate transactions;

●	whether the transaction would impair the judgment of a director or executive officer to act in the best interest of Primo; and

●	any other matters the Committee deems appropriate.

No such related person transaction will be consummated without the approval or ratification of our Audit Committee, and directors interested in a related person transaction will recuse themselves from any vote relating to a related person transaction in which they have an interest.

Set forth below are certain transactions that have occurred since January 1, 2011 with our directors, executive officers, holders of more than five percent of our voting securities and affiliates of our directors, executive officers and five percent stockholders.  Based on our experience and the terms of our transactions with unaffiliated third persons, we believe that all of the transactions set forth below were on terms and conditions that were not materially less favorable to us than could have been obtained from unaffiliated third parties.

Purchase of Canada Bulk Water Exchange Business

On March 8, 2011, we entered into an Asset Purchase Agreement with Culligan of Canada, Ltd. (“Culligan Canada”) and Culligan International Company (“Culligan International”), pursuant to which we purchased certain of Culligan Canada’s assets related to its bulk water exchange business currently conducted in Canada (the “Canada Bulk Water Exchange Business”).  The consideration paid for the Canada Bulk Water Exchange Business was approximately $4.8 million, which consisted of a cash payment of approximately $1.6 million and the issuance of 307,217 shares of our common stock, and the assumption of certain specified liabilities.  The Canada Bulk Water Exchange Business provides refill and delivery of water in 18-liter containers to commercial retailers in Canada for resale to consumers.  After the closing of this transaction, Culligan International was the holder of 2,894,717 shares of our common stock, representing approximately 14.9% of our then outstanding common stock.

Disgorgement Agreement

As described above, we issued 307,217 shares of our common stock to Culligan International on March 8, 2011 as payment of a portion of the purchase price for the Canada Bulk Water Exchange Business.  Any profits realized by Culligan International upon the sale of up to 307,217 shares of common stock prior to September 7, 2011 would have been recoverable by us under Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  In recognition of Section 16(b)’s requirements, we entered into a Disgorgement Agreement with Culligan International dated as of May 12, 2011 pursuant to which Culligan International agreed that it would pay the Company the full amount of any profits it realized as a result of the sale of 307,217 shares of common stock in the follow-on offering (described below), less direct transaction expenses, all in accordance with Section 16(b). Culligan International did not realize any profit on the sale of shares of common stock in the follow-on offering and was not required to disgorge any profits to us because the $11.26 per share offering price was less than the price per share of the shares issued to Culligan International in connection with our acquisition of the Culligan Bulk Water Exchange Business.

Follow-on Public Offering

On June 22, 2011, we closed a follow-on public offering of a total of 6,900,000 shares of our common stock, consisting of 3,751,313 shares sold by the Company and 3,148,687 shares sold by certain selling stockholders (including Culligan International), at a public offering price of $11.26 per share (the “Offering”).  The underwriters of the Offering were granted and exercised in full their over-allotment option to purchase 900,000 shares of common stock from the Company and Culligan International.  In connection with Offering, Culligan International sold all 2,894,717 shares of our common stock it held prior to the Offering and received $32,594,513 in proceeds.

Proposal 2 – Amendment and Restatement of the
2010 Omnibus Long-Term Incentive Plan

The Proposal

Our Board of Directors is seeking the approval of our stockholders of the amendment and restatement of the Primo Water Corporation 2010 Omnibus Long-Term Incentive Plan (the “2010 Omnibus Plan”), which amendment and restatement was adopted by our Board of Directors on April 11, 2012, subject to stockholder approval (the “Amended and Restated 2010 Omnibus Plan”).  The Amended and Restated 2010 Omnibus Plan is nearly identical in design to the current 2010 Omnibus Plan, but also has certain important differences.  As more fully described below, upon approval, the Amended and Restated 2010 Omnibus Plan would increase the number of shares of our common stock authorized for issuance under the current 2010 Omnibus Plan by 1,500,000 shares, from 788,675 shares to a total of 2,288,675 shares, increase the number of shares issuable pursuant to incentive stock options (“ISOs”) by the same amount from 718,735 shares to 2,218,735 shares, and increase the maximum number of shares subject to each type of award that may be granted to any grantee in any 36-month period and intended to constitute “performance-based” compensation under Section 162(m) to 800,000.  Before the Amended and Restated 2010 Omnibus Plan may be effective, stockholder approval is required under NASDAQ Rule 5635(c).  This summary of the Amended and Restated 2010 Omnibus Plan is not intended to be a complete description of the Amended and Restated 2010 Omnibus Plan and is qualified in its entirety by the actual text of the Amended and Restated 2010 Omnibus Plan, which is attached as Appendix A to this Proxy Statement.

General

The 2010 Omnibus Plan was approved by our Board in March 2010 and by our stockholders in April 2010.  The 2010 Omnibus Plan is designed to enhance our ability to attract and retain highly qualified officers, non-employee directors, key employees, consultants and advisors, and to motivate such officers, non-employee directors, key employees, consultants and advisors to serve the Company and to expend maximum effort to improve our business results and earnings by providing an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.

As of March 30, 2012, we had 788,675 shares authorized for issuance under the 2010 Omnibus Plan.  As of March 30, 2012, after taking into account shares previously issued or covered by outstanding awards, there were 400,447 shares available for future grants under the 2010 Omnibus Plan.  Under the proposed Amended and Restated 2010 Omnibus Plan, the aggregate number of shares authorized for issuance would be increased by 1,500,000 shares to a total of 2,288,675 shares.  As of the date hereof, this would increase the total number of shares available for future grants under the Amended and Restated 2010 Omnibus Plan to 1,900,447.  The 2010 Omnibus Plan currently provides that 718,735 of the shares authorized under the plan may be issued pursuant to ISOs.  Under the proposed Amended and Restated 2010 Omnibus Plan, the aggregate number of shares authorized that may be issued pursuant to ISOs would be increased to 2,218,735 shares.  Additionally, the 2010 Omnibus Plan currently provides that the maximum number of shares subject to each type of award that may be granted to any grantee in any 36-month period and intended to constitute “performance-based” compensation under Section 162(m) is 95,831.  Under the proposed Amended and Restated 2010 Omnibus Plan the maximum number of shares subject to each type of award that may be granted to any grantee in any 36-month period and intended to constitute “performance-based” compensation under Section 162(m) will be increased to 800,000.

Reasons for the Amendment and Restatement

Historically, long-term equity compensation has played an important part in our compensation strategy.  We believe long-term equity compensation furthers our compensation objectives of aligning the interests of our officers, directors and employees with those of our stockholders, encouraging long-term performance and rewarding award recipients for creating stockholder value.  We believe the 400,447 shares remaining for future grants under the 2010 Omnibus Plan as of March 30, 2012 would be insufficient for us to maintain our current equity compensation strategy through the end of 2012.  We believe that the Amended and Restated 2010 Omnibus Plan will provide us with a sufficient number of shares available for issuance to last through 2014.  Additionally, even with the approval of the Amended and Restated 2010 Omnibus Plan, the total “dilution” to our current stockholders that would result from grants of all the shares available under the Amended and Restated 2010 Omnibus Plan would remain less than 10%.  Dilution is a commonly used metric in analyzing equity compensation arrangements and is a percentage equal to (a) the total number of shares issuable pursuant to awards under the plan over (b) the sum of (i) the total number of the company’s shares outstanding and (ii) the total number of shares issuable pursuant to awards under the plan.

Material Features of the Amended and Restated 2010 Omnibus Plan

Administration of the Plan.  Our Board of Directors has such powers and authorities related to the administration of the Amended and Restated 2010 Omnibus Plan as are consistent with our corporate governance documents and applicable law.  Our Board of Directors has delegated to Compensation Committee administration of the 2010 Omnibus Plan and the Compensation Committee will continue to administer the Amended and Restated 2010 Omnibus Plan if it is approved.  Each member of our Compensation Committee (i) qualifies as “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) meets such other requirements as have been established by the SEC for plans intended to qualify for exemption under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (iii) complies with the independence requirements of Nasdaq.

Number of Authorized Shares.  The initial number of shares of our common stock reserved for issuance under the current 2010 Omnibus Plan was 718,735.  Any shares of our stock subject to stock options granted under the Primo Water Corporation 2004 Stock Plan that are canceled, expired, forfeited, settled in cash or otherwise terminated without delivery of shares, become available for issuance under the 2010 Omnibus Plan (and will continue to do so under the Amended and Restated 2010 Omnibus Plan).  As a result, as of March 30, 2012, there were a total of 788,675 shares authorized for issuance under the 2010 Omnibus Plan, 565,463 shares reserved for issuance pursuant to outstanding awards, and 400,447 shares available for issuance pursuant to awards to be made in the future.  Under the proposed Amended and Restated 2010 Omnibus Plan, upon approval, the aggregate number of shares authorized for issuance under the current 2010 Omnibus Plan would be increased by 1,500,000 shares to a total of 2,288,675 shares.

Subject to the terms of the current 2010 Omnibus Plan, 718,735 of the reserved shares may be issued pursuant to incentive stock options (“ISOs”). However, under the proposed Amended and Restated 2010 Omnibus Plan, the aggregate number of shares authorized under the plan that may be issued pursuant to ISOs would be increased to 2,218,735 shares.  Under the proposed Amended and Restated 2010 Omnibus Plan, and subject to adjustment as described below, the maximum number of shares subject to each type of award granted to any grantee in any 36-month period and intended to constitute “performance-based compensation” under Section 162(m) would not exceed the following:

●	options — 800,000;

●	stock appreciation rights — 800,000;

●	restricted stock — 800,000;

●	restricted stock units — 800,000; and

●	other stock-based performance awards — 800,000.

Under the current 2010 Omnibus Plan, the maximum number of shares subject to each type of award that may be granted to any grantee in any 36-month period and intended to constitute “performance-based” compensation under Section 162(m) is 95,831.

The number and class of shares available under the Amended and Restated 2010 Omnibus Plan and/or subject to outstanding awards are required to be equitably adjusted by our Board of Directors in the event of various changes in the capitalization of the Company.  The closing price of our common stock on April 9, 2012 was $1.68 per share.

Eligibility and Participation. Eligibility to participate in the Amended and Restated 2010 Omnibus Plan is limited to such employees, officers, non-employee directors, consultants and advisors of the Company, or of any affiliate, as our Board of Directors may determine and designate from time to time. As of March 30, 2012, there were approximately 116 employees, consultants and advisors eligible to participate in the 2010 Omnibus Plan.

Type of Awards. The following types of awards are available for grant under the Amended and Restated 2010 Omnibus Plan: ISOs, non-qualified stock options (“NSOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units, cash- or stock-based performance awards and other stock-based awards.

Stock Options and SARs

Grant of Options and SARs.  Our Board of Directors may award ISOs, NSOs (together, “Options”), and SARs to grantees.  Our Board of Directors is authorized to grant SARs either in tandem with or as a component of other awards or alone.

Exercise Price of Options and SARs.  The exercise price per share of an Option will be at least 100% of the fair market value per share of our stock underlying the award on the grant date and in no case will the exercise price of any Option be less than the par value of a share of our stock.  A SAR will confer on the grantee a right to receive, upon exercise, a payment of the excess of (i) the fair market value of one share of our stock on the date of exercise over (ii) the grant price of the SAR as determined by our Board of Directors.  The grant price will be fixed at the fair market value of a share of stock on the date of grant. SARs granted in tandem with an outstanding Option following the grant date of such Option will have a grant price that is equal to the Option’s exercise price; provided, however, that the SAR’s grant price may not be less than the fair market value of a share of stock on the grant date of the SAR.

Vesting of Options and SARs.  Our Board of Directors will determine the terms and conditions (including any performance requirements) under which an Option or SAR will become exercisable and will include such information in the award agreement.

Special Limitations on ISOs.  In the case of a grant of an Option intended to qualify as an ISO to a grantee that owns more than ten percent of the total combined voting power of all classes of our outstanding stock (a “Ten Percent Stockholder”), the exercise price of the Option will not be less than 110% of the fair market value of a share of our stock on the grant date. Additionally, an Option will constitute an ISO only (i) if the grantee is an employee of the Company or a subsidiary of the Company, (ii) to the extent such Option is specifically designated as an ISO in the related award agreement, and (iii) to the extent that the aggregate fair market value (determined at the time the option is granted) of the shares of stock with respect to which all ISOs held by such grantee become exercisable for the first time during any calendar year (under the 2010 Omnibus Plan and all other plans of the grantee’s employer and its affiliates) does not exceed $100,000.

Exercise of Options and SARs. An Option may be exercised by the delivery to us of written notice of exercise and payment in full of the exercise price (plus the amount of any taxes which we may be required to withhold). The minimum number of shares with respect to which an Option may be exercised, in whole or in part, at any time will be the lesser of (i) the number set forth in the applicable award agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Our Board of Directors has the discretion to determine the method or methods by which a SAR may be exercised.

Expiration of Options and SARs. Options and SARs will expire at such time as our Board of Directors determines; provided, however, that no Option may be exercised more than ten years from the date of grant, or in the case of an ISO held by a Ten Percent Stockholder, not more than five years from the date of grant.

Restricted Stock and Restricted Stock Units

Restricted Stock.  At the time a grant of restricted stock is made, our Board of Directors may, in its sole discretion, establish the applicable “restricted period” and prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives.  Unless our Board of Directors otherwise provides in an award agreement, holders of restricted stock will have the right to vote such stock and the right to receive any dividends declared or paid with respect to such stock.  Our Board of Directors may provide that any such dividends paid must be reinvested in shares of stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such restricted stock.  All distributions, if any, received by a grantee with respect to restricted stock as a result of any stock split, stock dividend, combination of shares, or other similar transaction will be subject to the restrictions applicable to the original grant.

The grantee will be required, to the extent required by applicable law, to purchase the restricted stock at a price equal to the greater of (i) the aggregate par value of the shares of stock represented by such restricted stock or (ii) the price, if any, specified in the award agreement relating to such restricted stock. If specified in the award agreement, the price may be deemed paid by services already rendered.

Restricted Stock Units.  At the time a grant of restricted stock units is made, our Board of Directors may, in its sole discretion, establish the applicable “restricted period” and prescribe restrictions in addition to or other than the expiration of the restricted period, including the satisfaction of corporate or individual performance objectives.  Holders of restricted stock units will have no rights as stockholders of the Company.  Our Board of Directors may provide that the holder of restricted stock units will be entitled to receive dividend equivalent rights, which may be deemed reinvested in additional restricted stock units.

Cash- and Stock-Based Performance Awards

The right of a grantee to exercise or receive a grant or settlement of any award, and the timing thereof, may be subject to such performance conditions as may be specified by our Board of Directors.  Our Board of Directors may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may, subject to certain limitations in the case of a performance award intended to qualify under Section 162(m) of the Code, exercise its discretion to reduce the amounts payable under any award subject to performance conditions.

We intend that any performance awards granted to persons who are designated by our Board of Directors as likely to be “Covered Employees” within the meaning of Section 162(m) and regulations thereunder will, if so designated by our Board of Directors, constitute “qualified performance-based compensation” within the meaning of Section 162(m) and regulations thereunder.  The grant, exercise and/or settlement of such performance awards will be contingent upon achievement of pre-established performance goals which will consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criterion.  Performance goals will be objective and will otherwise meet the requirements of Section 162(m) and regulations thereunder.  In addition, the maximum amount of each cash-based performance award intended to constitute “performance-based compensation” under Section 162(m) granted to a grantee in any 12-month period will not exceed $2,000,000.

One or more of the following business criteria for the Company will be used exclusively by our Board of Directors in establishing performance goals for such awards: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre-or after-tax income (before or after allocation of corporate overhead and bonuses); net earnings; earnings per share; net income (before or after taxes); return on equity; total stockholder return; return on assets or net assets; appreciation in and/or maintenance of, share price; market share; gross profits; market capitalization; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reduction in costs; cash flows or cash flows per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins; gross margins or cash margin; year-end cash; debt reductions; and, stockholder equity; regulatory performance; implementation, completion or attainment of measurable objectives with respect to research, development, products or projects and recruiting and maintaining personnel.

Performance may be measured on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable. Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices). Measurement of performance goals may exclude the impact of charges for restructuring, discontinued operations, extraordinary items, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings).

So that Options and SARs granted under the Amended and Restated 2010 Omnibus Plan qualify for the exclusion for performance-based compensation under Section 162(m), and to permit the Compensation Committee to grant other awards under the Amended and Restated 2010 Omnibus Plan that are intended to qualify for the exclusion, the Amended and Restated 2010 Omnibus Plan is being submitted to the Company’s stockholders for approval. A vote in favor of approving the Amended and Restated 2010 Omnibus Plan will be a vote approving all the material terms and conditions of the plan for purposes of the performance-based exemption under Section 162(m), including the performance measures, eligibility requirements and limits on various stock awards, in each case as described above.

Other Stock-Based Awards

Our Board of Directors may, in its discretion, grant other stock-based awards, consisting of stock units or other awards, valued in whole or in part by reference to, or otherwise based upon, our common stock. The terms of such other stock-based awards will be set forth in the applicable award agreements.

Effect of Certain Transactions.  Except as otherwise provided in an award agreement, in the event of (a) the liquidation or dissolution of the Company or (b) a reorganization, merger, exchange or consolidation of the Company or involving the shares of our common stock (a “Transaction”), the Amended and Restated 2010 Omnibus Plan and the awards issued pursuant to the plan shall continue in effect in accordance with their respective terms, except that following a Transaction either (i) each outstanding award will be treated as provided for in the agreement entered into in connection with the Transaction or (ii) if not so provided in such agreement, each grantee will be entitled to receive in respect of each share of our common stock subject to any outstanding awards, upon exercise or payment or transfer in respect of any award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of our common stock was entitled to receive in the Transaction in respect of a share of common stock; provided, however, that, unless otherwise determined by our Board of Directors, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the awards prior to such Transaction. Without limiting the generality of the foregoing, the treatment of outstanding Options and SARS in connection with a Transaction in which the consideration paid or distributed to our stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARS upon consummation of the Transaction as long as, at the election of our Board of Directors, (x) the holders of affected Options and SARs have been given a period of at least fifteen days prior to the date of the consummation of the Transaction to exercise the Options or SARs (whether or not they were otherwise exercisable) or (y) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to our stockholders in the Transaction (the value of any non-cash consideration to be determined by our Board of Directors in its sole discretion) over the Option or SAR exercise price, as applicable. For avoidance of doubt, (1) the cancellation of Options and SARs as described in the preceding sentence may be effected notwithstanding anything to the contrary contained in the Amended and Restated 2010 Omnibus Plan or any award agreement and (2) if the amount determined pursuant to the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefor.

Change in Control.  Our Board of Directors will determine the effect of a change in control (as defined in the Amended and Restated 2010 Omnibus Plan) of the Company with respect to any Award or Awards, including but not limited to, acceleration of vesting, termination or assumption of Awards.

Deferral Arrangements.  Our Board of Directors may permit or require the deferral of any award payment into a deferred compensation arrangement.

Nontransferability of Awards.  Generally, during the lifetime of a grantee, only the grantee may exercise rights under the Amended and Restated 2010 Omnibus Plan and no award will be assignable or transferable other than by will or laws of descent and distribution.  If authorized in the award agreement, a grantee may transfer, not for value, all or part of an award (other than an ISO) to certain family members (including trusts and foundations for the benefit thereof).  Neither restricted stock nor restricted stock units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other restrictions prescribed by our Board of Directors.

Separation from Service.  Our Board of Directors may provide in the applicable award agreements for actions that will be taken upon a grantee’s separation from service from the Company, including but not limited to, accelerated vesting or termination of awards.

Tax Withholding and Tax Offset Payments.  We will have the right to deduct from payments of any kind otherwise due to a grantee any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an award or upon the issuance of any shares of stock upon the exercise of an Option or pursuant to an award. The Amended and Restated 2010 Omnibus Plan authorizes required tax withholding to be satisfied through the withholding of shares otherwise issuable under the award.

Term of Plan.  Unless earlier terminated by our Board of Directors, the authority to make grants under the Amended and Restated 2010 Omnibus Plan will terminate in April 2020.

Amendment and Termination.  Our Board of Directors may, at any time and from time to time, amend, suspend, or terminate the Amended and Restated 2010 Omnibus Plan as to any shares of stock as to which awards have not been made.  An amendment will be contingent on approval of our stockholders to the extent stated by our Board of Directors, required by applicable law or required by applicable stock exchange listing requirements.  No awards will be made after termination of the Amended and Restated 2010 Omnibus Plan.  No amendment, suspension, or termination of the Amended and Restated 2010 Omnibus Plan will, without the consent of the grantee, impair rights or obligations under any award theretofore awarded under the Amended and Restated 2010 Omnibus Plan.

No Repricing of Options or SARs. As under the current plan, the Amended and Restated 2010 Omnibus Plan specifically prohibits the re-pricing of Options or SARs without stockholder approval.  For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (A) changing the terms of an Option or SAR to lower its exercise price; (B) any other action that is treated as a “repricing” under generally accepted accounting principles; and (C) repurchasing for cash or canceling an Option or SAR at a time when its exercise price is greater than the fair market value of the underlying stock in exchange for another award, unless the cancellation and exchange occurs in connection with change in capitalization or similar change.  Such cancellation and exchange would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the participant.

New Plan Benefits.

If the Amended and Restated 2010 Omnibus Plan is adopted, there will be additional shares available under the plan for awards to officers, employees and non-employee directors; however, the benefits to be received by participants cannot be determined at this time because grants are at the discretion of our Board of Directors.  None of the additional shares authorized by the Amended and Restated 2010 Omnibus Plan have been awarded to any of our executive officers or other employees or the non-employee directors, and none of the shares have been awarded (or promised to be awarded) subject to approval of the Amended and Restated 2010 Omnibus Plan.

Federal Income Tax Consequences.

The following is a summary of the general federal income tax consequences to the Company and to U.S. taxpayers of awards granted under the Amended and Restated 2010 Omnibus Plan.  Tax consequences for any particular individual or under state or non-U.S. tax laws may be different.

NSOs and SARs.  No taxable income is reportable when a NSO or SAR is granted.  Upon exercise, generally, the recipient will have ordinary income equal to the fair market value of the underlying shares of stock on the exercise date minus the exercise price.  Any gain or loss upon the disposition of the stock received upon exercise will be a long-term or short-term capital gain or loss to the recipient (depending on the recipient’s holding period after exercise).

ISOs.  No taxable income is reportable when an ISO is granted or exercised (except for grantees who are subject to the alternative minimum tax, who may be required to recognize income in the year in which the ISO is exercised).  If the recipient exercises the ISO and then sells the underlying shares of stock more than two years after the grant date and more than one year after the exercise date, the excess of the sale price over the exercise price will be taxed as long-term capital gain or loss.  If the recipient exercises the ISO and sells the shares before the end of the two- or one-year holding periods, he or she generally will have ordinary income at the time of the sale equal to the fair market value of the shares on the exercise date (or the sale price, if less) minus the exercise price of the ISO.

Restricted Stock and Restricted Stock Units.  A recipient of restricted stock or restricted stock units will not have taxable income upon the grant unless, in the case of restricted stock, he or she elects to be taxed at that time.  Instead, he or she will have ordinary income at the time of vesting equal to the fair market value on the vesting date of the shares (or cash) received minus any amount paid for the shares.

Cash- and Stock-Based Performance Awards and Other Stock-Based Awards.  Typically, a recipient will not have taxable income upon the grant of cash or stock-based performance awards or other stock-based awards.  Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the recipient.

Tax Effect for the Company.  We generally will receive a tax deduction for any ordinary income recognized by a grantee in respect of an award under the Amended and Restated 2010 Omnibus Plan (for example, upon the exercise of a NSO).  In the case of ISOs that meet the holding period requirements described above, the grantee will not recognize ordinary income; therefore, we will not receive a deduction.

The Code has special rules that limit the deductibility of compensation paid to our CEO and to each of our three most highly compensated executive officers whose compensation is required to be reported annually in our proxy (excluding our CFO).  Under Section 162(m), the annual compensation paid to each of these executives may not be deductible to the extent that it exceeds $1.0 million.  We can preserve the deductibility of compensation over $1.0 million if certain conditions of Section 162(m) are met.  These conditions include stockholder approval of the Amended and Restated 2010 Omnibus Plan, setting limits on the number of awards that any individual may receive and, for awards other than Options and SARs, establishing performance criteria that must be met before the award will actually be granted, be settled, vest or be paid.  The Amended and Restated 2010 Omnibus Plan has been designed to permit our Board of Directors to grant awards that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

Registration of Shares. We have registered on Form S-8 under the Securities Act all of the shares currently authorized for issuance under the current 2010 Omnibus Plan.  If the Amended and Restated 2010 Omnibus Plan Amendment is approved, we intend to register on Form S-8 all of the additional shares that will be authorized for issuance under the Amended and Restated 2010 Omnibus Plan.

The Board of Directors recommends a vote “FOR” the amendment and restatement of the 2010 Omnibus Plan.

Proposal 3 – Amendment of the Primo Water Corporation
2010 Employee Stock Purchase Plan

The Proposal

Our Board of Directors is seeking the approval of our stockholders of the Primo Water Corporation 2010 Employee Stock Purchase Plan (the “ESPP”), as amended.  The amendment to the ESPP was adopted by our Board of Directors on April 11, 2012, subject to stockholder approval (the “ESPP Amendment”).  As more fully described below, upon approval, the ESPP Amendment would increase the number of shares of our common stock authorized for sale under the ESPP by 250,000 shares, from 23,957 shares to a total of 273,957 shares, and would increase the maximum number of shares an eligible employee may purchase during an offering period under the ESPP by 20,209, to a total of 25,000.  Stockholder approval of the ESPP, as amended by the ESPP Amendment, is required in order for the ESPP to continue to qualify as an “employee stock purchase plan” as defined under Section 423 of the Code.  This summary of the ESPP Amendment is not intended to be a complete description of the ESPP Amendment and is qualified in its entirety by the actual text of the ESPP Amendment, which is attached as Appendix B to this Proxy Statement.

General

The ESPP was approved by our Board in March 2010, and by our stockholders in April 2010, and became effective upon the approval of our stockholders.  Our ESPP is intended to qualify as an “employee stock purchase plan” as defined under Section 423 of the Code.

We currently have 23,957 shares authorized for sale under the ESPP.  As of March 30, 2012, 8,104 shares remained available for sale under the ESPP.  Under the proposed ESPP Amendment, upon approval, an additional 250,000 shares would be made available for sale under the ESPP, increasing the aggregate number of shares authorized for sale to 273,957 shares.  Additionally, the maximum number of shares an eligible employee under the ESPP may purchase during an offering period would be increased from 4,791 shares to 25,000 shares.

Reasons for the Amendment

The ESPP provides our employees a convenient and economical way to invest in the Company and aligns their interests with those of our stockholders, encouraging long-term performance and rewarding participants for creating stockholder value.  Our Board of Directors desires to continue to provide our employees the opportunity to invest in the Company through the ESPP.  We believe that the ESPP Amendment will provide us with a sufficient number of shares available for sale under the ESPP to last through 2015.

Material Features of the Plan

Administration of the ESPP.  Our Compensation Committee has authority to interpret and implement the terms of the ESPP. Our Compensation Committee has the discretion to set the terms of each offering in accordance with the provisions of the ESPP, to make all determinations regarding the ESPP, including eligibility, and otherwise administer the ESPP.

Number of Authorized Shares.  A total of 23,957 shares of our common stock were originally available for sale under our ESPP, subject to adjustment in the event of any significant change in our capitalization, such as a stock split, a combination or exchange of shares, or a stock dividend or other distribution.  As of March 30, 2012, 8,104 shares remained available for sale under the ESPP.  Under the ESPP, as amended by the proposed ESPP Amendment, upon approval, an additional 250,000 shares would be made available for sale under the ESPP.  The closing price of our common stock on April 9, 2012 was $1.68 per share.

Eligibility and Participation.  All of our employees generally are eligible to participate if they are customarily employed by us or any participating subsidiary for at least 20 hours per week and more than five months in any calendar year.  As of March 30, 2012, there were 112 employees eligible to participate in the ESPP.  Our Compensation Committee may exclude from an offering period highly-compensated employees or employees who have not satisfied a minimum period of employment with us which may not exceed a period of two years. In addition, an employee may not be granted rights to purchase stock under our ESPP if such employee would:

●	immediately after any grant of purchase rights, own stock possessing 5% or more of the total combined voting power or value of all classes of our capital stock; or

●	hold rights to purchase stock under all of our employee stock purchase plans that would accrue at a rate that exceeds $25,000 worth of our stock for each calendar year.

Offering Periods and Purchase Periods.  The ESPP provides for offering periods of up to 27 months.  The offering periods under the ESPP currently consist of 12-month offering periods, with a new offering period beginning every January 1 and separate purchases taking place every 6 months during each offering period.  However, we may change the timing and duration of offering periods and the frequency of purchases, as long as such changes comply with the terms of the ESPP.  If this proposal is approved and unless otherwise specified by our Compensation Committee, a participant may purchase a maximum of 25,000 shares of common stock during an offering period.  Under the current ESPP, participants are limited to purchasing 4,791 shares of common stock during an offering period.

Payroll Deductions.  Our ESPP permits participants to exercise their stock purchase rights under the ESPP through payroll deductions of up to 15% of their eligible compensation, which includes a participant’s gross base compensation from the Company, excluding overtime payments, sales commissions, incentive compensation, bonuses, expense reimbursements, fringe benefits and other special payments.

Exercise of Purchase Rights.  Amounts deducted and accumulated by the participant are used to purchase shares of our common stock at the end of each purchase period during an offering period. The purchase price of the shares will not be less than 85% of the fair market value of our common stock on the first trading day of the offering period or on the last day of the applicable purchase period, whichever is lower.  Participants may withdraw from participation in the ESPP at any time during an offering period, and will be paid their accrued payroll deductions that have not yet been used to purchase shares of common stock.  Participation ends automatically upon termination of employment with us.

Change in Control.  In the event of a “Change in Control” (as defined in the ESPP), our Compensation Committee may provide for the successor corporation to assume or substitute each outstanding purchase right, cashout of the participant’s purchase right, acceleration of the next purchase date or termination of the current offering period without a purchase.

Amendment and Termination. The ESPP will automatically terminate in 2020, unless we terminate it sooner.  In addition, our Board of Directors has the authority to amend, suspend or terminate our ESPP, except that, subject to certain exceptions described in the ESPP, no such action may adversely affect any outstanding rights to purchase stock under our ESPP.

New Plan Benefits. The benefits or amounts that will be received by any participant under the ESPP, as amended by the ESPP Amendment, are not currently determinable as they are dependent upon each participant’s future payroll deduction election for each offering period under the ESPP.

Federal Income Tax Consequences

The following is a summary of the material United States federal income taxation consequences to the Company and participants subject to U.S. taxation with respect to participation in the ESPP.  Tax consequences for any particular individual or under state or non-U.S. tax laws may be different.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code.  Under such an arrangement, no taxable income is recognized by a participant either at the time of election to participate in an offering period under the ESPP or at the time shares are purchased thereunder, and no deductions will be allowable to us, upon either the grant or the exercise of the purchase rights.

If shares are disposed of at least two years after the grant date and at least one year after the purchase date, then the lesser of (i) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (ii) the excess of the fair market value of the shares on the grant date over the purchase price (determined as of the grant date in certain circumstances) will be treated as ordinary income to the participant.  Any further gain upon such disposition will be taxed as long-term capital gain at the rates then in effect.  If the shares are sold and the sale price is less than the purchase price, there is no ordinary income and the participant will have a capital loss equal to the difference between the sale price and the purchase price.  The ability of a participant to utilize such a capital loss will depend on the participant’s other tax attributes and the statutory limitation on capital loss deductions not discussed herein.

If a participant disposes of the shares before the expiration of the one-year and two-year holding periods described above (a “disqualifying disposition”), then upon such disposition the federal income tax consequences will be as follows: (1) the difference between the purchase price and the fair market value of the shares on the date of purchase will be taxed to the participant as ordinary income, and (2) the excess, if any, of the fair market value of the shares on the date of disposition over their fair market value on the date of purchase will be taxed as capital gain.  If the shares are sold for less than their fair market value on the purchase date, the same amount of ordinary income will be attributed to the participant and a capital loss recognized equal to the difference between the sale price and the value of the shares on such purchase date. As indicated above, the ability of the participant to utilize such a capital loss will depend on the participant’s other tax attributes and the statutory limitation on capital losses not discussed herein.

The amount of ordinary income recognized by the participant in case of a disqualifying disposition will generally be deductible by us for federal income tax purposes.

Registration of Shares.  We have registered on Form S-8 under the Securities Act all of the shares currently authorized for issuance under the ESPP.  If the ESPP, as amended by the ESPP Amendment, is approved, we intend to register on Form S-8 all of the additional shares that will be authorized for issuance under the ESPP.

The Board of Directors recommends a vote “FOR” the approval of the ESPP, as amended to increase the number of shares authorized for sale under the plan by 250,000 shares, from 23,957 shares to a total of 273,957 shares, and to increase to 25,000 the maximum number of shares an eligible employee may purchase during an offering period under the ESPP.

Proposal 4 – Ratification of Appointment of
Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has selected McGladrey & Pullen, LLP as our independent registered public accounting firm for 2012.  We are presenting this selection to our stockholders for ratification at the annual meeting.

McGladrey & Pullen, LLP audited our consolidated financial statements for 2011.  Representatives of McGladrey & Pullen, LLP are expected to be present at the annual meeting with an opportunity to make a statement if they desire to do so.  They also are expected to be available to respond to appropriate questions.

Stockholder ratification of the selection of McGladrey & Pullen, LLP as our independent registered public accounting firm is not required.  We are submitting the selection of McGladrey & Pullen, LLP to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Audit Committee will reconsider its selection of McGladrey & Pullen, LLP.

The Board of Directors recommends a vote “FOR” ratification of the appointment of McGladrey & Pullen, LLP as our independent registered public accounting firm for 2012.

Fees Paid to McGladrey & Pullen, LLP

The following table presents fees for professional audit services rendered by McGladrey & Pullen, LLP for the audit of our consolidated financial statements for the fiscal years ended December 31, 2011 and December 31, 2010 and fees billed for other services rendered by McGladrey & Pullen, LLP during those periods.

	FY 2011	FY 2010

Audit Fees(1)	$428,179	$280,100

Audit-Related Fees(2)	129,350	871,679

Tax Fees	-	-

All Other Fees	-	-

Total	$557,529	$1,151,779

(1)
Audit Fees consist of fees and expenses billed for professional services rendered for the audit of the Company’s consolidated annual financial statements, review of the interim consolidated financial statements included in quarterly reports, and services that are normally provided by McGladrey & Pullen, LLP in connection with statutory and regulatory filings or engagements.

(2)
Audit-Related Fees include all fee and expenses associated with services provided by McGladrey & Pullen, LLP in connection with the filing of registration statements on Forms S-1, S-3 and S-8 and any related comfort letter procedures.

Audit Committee Pre-Approval of Audit and Non-Audit Services

The Audit Committee’s policy is to review and pre-approve all audit and non-audit services provided by our independent registered public accounting firm.  The Audit Committee may delegate this pre-approval authority to a member of the committee but the decisions of such person must be presented to the full Audit Committee at the next scheduled meeting.

Additional Information

2011 Annual Report to Stockholders

This proxy statement is accompanied by our Annual Report on Form 10-K for the fiscal year ended December 31, 2011.  The Annual Report on Form 10-K, which contains our consolidated financial statements and other information about us, is not incorporated in the proxy statement and is not to be deemed a part of the proxy soliciting material.  Copies of this proxy statement and our Annual Report on Form 10-K are available at www.proxyvote.com.

APPENDIX A

PRIMO WATER CORPORATION
AMENDED AND RESTATED
2010 OMNIBUS LONG-TERM INCENTIVE PLAN

Primo Water Corporation, a Delaware corporation (the “Company”), sets forth herein the terms of its Amended and Restated Omnibus Long-Term Incentive Plan (the “Plan”), as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, non-employee members of the Board, key employees, consultants and advisors, and to motivate such officers, non-employee members of the Board, key employees, consultants and advisors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.  To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, unrestricted stock, other stock-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1.           “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2.           “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, other Stock-based Award or cash award under the Plan.

2.3.           “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets out the terms and conditions of an Award.

2.4.           “Board” means the Board of Directors of the Company.

2.5.           “Cause” shall be defined as that term is defined in a Grantee’s offer letter or other applicable employment agreement; or, if there is no such definition “Cause” means, as determined by the Company and unless otherwise provided in an applicable Award Agreement with the Company or an Affiliate: (i) engaging in any act, or failing to act, or misconduct that in any such case is injurious to the Company or its Affiliates; (ii) gross negligence or willful misconduct in connection with the performance of duties; (iii) conviction of (or entering a plea of guilty or nolo contendere to) a criminal offense (other than a minor traffic offense); (iv) fraud, embezzlement or misappropriation of funds or property of the Company or an Affiliate; (v) material breach of any term of any employment, consulting or other services, confidentiality, intellectual property or non-competition agreement, if any, between the Service Provider and the Company or an Affiliate; (vi) the entry of an order duly issued by any regulatory agency (including federal, state and local regulatory agencies and self-regulatory bodies) having jurisdiction over the Company or an Affiliate requiring the removal from any office held by the Service Provider with the Company or prohibiting or materially limiting a Service Provider from participating in the business or affairs of the Company or any Affiliate; or (vii) the revocation or threatened revocation of any of the Company’s or any Affiliate’s government licenses, permits or approvals, which is primarily due to the Service Provider’s action or inaction and such revocation or threatened revocation would be alleviated or mitigated in any material respect by the termination of the Service Provider’s Services.

2.6.           “Change in Control” shall have the meaning set forth in Section 15.2.

2.7.           “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.8.           “Committee” means the Compensation Committee of the Board, or such other committee as determined by the Board.  The Compensation Committee of the Board may, in its discretion, designate a subcommittee of its members to serve as the Committee (to the extent the Board has not designated another person, committee or entity as the Committee).  The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed.  For purposes of Awards to Covered Employees intended to constitute Performance Awards, to the extent required by Code Section 162(m), Committee means all of the members of the Compensation Committee who are “outside directors” within the meaning of Section 162(m) of the Code.  For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Compensation Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.

2.9.           “Company” means Primo Water Corporation, a Delaware corporation, or any successor corporation.

2.10.         “Common Stock” or “Stock” means a share of common stock of the Company, par value $.001 per share.

2.11.         “Covered Employee” means a Grantee who is a “covered employee” within the meaning of Section 162(m)(3) of the Code as qualified by Section 12.4 herein.

2.12.         “Disability” means as determined by the Company and unless otherwise provided in an applicable Award Agreement with the Company or an Affiliate, the Grantee is unable to perform each of the essential duties of such Grantee’s position by reason of a medically determinable physical or mental impairment which is potentially permanent in character or which can be expected to last for a continuous period of not less than 12 months; provided, however, that, with respect to rules regarding expiration of an Incentive Stock Option following termination of the Grantee’s Service, “Disability” means “permanent and total disability” as set forth in Section 22(e)(3) of the Code.

2.13.         “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.14.         “Fair Market Value” of a share of Common Stock as of a particular date shall mean (1) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (2) if the shares of Common Stock are not then listed on a national securities exchange, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion (but in any event not less than fair market value within the meaning of Section 409A).

2.15.         “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.

2.16.         “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board in the Award Agreement.

2.17.         “Grantee” means a person who receives or holds an Award under the Plan.

2.18.         “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.19.         “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.20.         “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.21.         “Option Price” means the exercise price for each share of Stock subject to an Option.

2.22.         “Original Effective Date” means April 22, 2010.

2.23.         “Outside Director” means a member of the Board who is not an officer or employee of the Company or an Affiliate, determined in accordance with the requirements of Section 162(m) of the Code.

2.24.         “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 12) over a performance period of from one (1) to five (5) years.

2.25.         “Plan” means this Primo Water Corporation Amended and Restated 2010 Omnibus Long-Term Incentive Plan.

2.26.         “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.

2.27.         “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.28.         “Restatement Effective Date” means May 16, 2012, the date this amendment and restatement of the Plan was approved by the Company’s stockholders.

2.29.         “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.30.         “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.31.         “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.32.         “SEC” means the United States Securities and Exchange Commission.

2.33.         “Section 409A” shall mean Section 409A of the Code and all formal guidance and regulations promulgated thereunder.

2.34.         “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.35.         “Separation from Service” means a termination of Service by a Service Provider, as determined by the Board, which determination shall be final, binding and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.36.         “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.37.         “Service Provider” means an employee, officer, non-employee member of the Board, consultant or advisor of the Company or an Affiliate.

2.38.         “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

2.39.         “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.40.         “Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or an Affiliate combines, shares issued or issuable.

2.41.         “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.42.         “Termination Date” means the date that is ten (10) years after the Original Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2 hereof.

2.43.         “Transaction” shall have the meaning set forth in Section 15.2.

3.	ADMINISTRATION OF THE PLAN

3.1.           General.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated.  Except as specifically provided in Section 14 or as otherwise may be required by applicable law, regulatory requirement or the certificate of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan.  The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed.  The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(i) designate Grantees;

(ii) determine the type or types of Awards to be made to a Grantee;

(iii) determine the number of shares of Stock to be subject to an Award;

(iv) establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v) prescribe the form of each Award Agreement; and

(vi) amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

To the extent permitted by applicable law, the Board may delegate its authority as identified herein to any individual or committee of individuals (who need not be directors), including without limitation the authority to make Awards to Grantees who are not subject to Section 16 of the Exchange Act or who are not Covered Employees.  To the extent that the Board delegates its authority to make Awards as provided by this Section 3.1, all references in the Plan to the Board’s authority to make Awards and determinations with respect thereto shall be deemed to include the Board’s delegate.  Any such delegate shall serve at the pleasure of, and may be removed at any time by the Board.

3.2.           Restrictions; No Repricing.

Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Option or SAR that causes the Option or SAR to become subject to Section 409A, without the Grantee’s written prior approval.  Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Company’s stockholders.  For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (A) changing the terms of an Option or SAR to lower its Option Price or SAR Exercise Price; (B) any other action that is treated as a “repricing” under generally accepted accounting principles; and (C) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 15.  A cancellation and exchange under clause (C) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

3.3.           Award Agreements.

The grant of any Award may be contingent upon the Grantee executing the appropriate Award Agreement.  The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any Affiliate thereof or any confidentiality obligation with respect to the Company or any Affiliate thereof or otherwise in competition with the Company or any Affiliate thereof, to the extent specified in such Award Agreement applicable to the Grantee.  Furthermore, the Company may annul an Award if the Grantee is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable.

If any of the Company's financial statements are required to be restated, the Company may recover all or a portion of any Award made to any Grantee with respect to any fiscal year of the Company the financial results of which are negatively affected by such restatement. The amount to be recovered shall be the amount, as determined by the Committee, by which the affected Award exceeds the amount that would have been payable had the financial statements been initially filed as restated.  In no event shall the amount to be recovered by the Company be less than the amount required to be repaid or recovered as a matter of law.

3.4.           Deferral Arrangement.

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

3.5.           No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.6.           Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.	STOCK SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 15 hereof, the maximum number of shares of Stock available for issuance under the Plan shall be 2,288,675, comprised of (A) 788,675 shares of Stock authorized upon the Original Effective Date (as adjusted pursuant to this Section 4 and Section 15) plus (B) 1,500,000 shares of Stock authorized upon the Restatement Effective Date.  In addition, there shall be added the number of shares subject to stock options granted under the Company’s 2004 Stock Plan that are canceled, expired, forfeited, settled in cash, settled by issuance of fewer shares than the number of shares underlying stock option or otherwise terminated without delivery of shares to the Grantees.

2,218,735 of such shares of Stock available for issuance under the Plan shall be available for issuance pursuant to Incentive Stock Options.  Stock issued or to be issued under the Plan shall be authorized but unissued shares; or, to the extent permitted by applicable law, issued shares that have been reacquired by the Company.  Subject to adjustments in accordance with Section 15, the maximum number of each type of Award (other than cash-based Performance Awards) intended to constitute “performance-based compensation” under Code Section 162(m) granted to any Grantee in any thirty-six (36) month period shall not exceed the following: Options:  800,000; SARs: 800,000; Restricted Stock: 800,000; Restricted Stock Units: 800,000; and other Stock-based Performance Awards: 800,000.

The Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or Substitute Awards) and make adjustments in accordance with Section 15. If the Option Price of any Option granted under the Plan, or if pursuant to Section 17.3 the withholding obligation of any Grantee with respect to an Option or other Award, is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation) or by withholding shares of Stock, the number of shares of Stock issued net of the shares of Stock tendered or withheld shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent that an Award under the Plan or a stock option granted under the Company’s 2004 Stock Plan is canceled, expired, forfeited, settled in cash, settled by issuance of fewer shares than the number underlying the Award or stock option, or otherwise terminated without delivery of shares to the Grantee, the shares retained by or returned to the Company will be available under the Plan; and shares that are withheld from such an Award or stock option granted under the Company’s 2004 Stock Plan, or separately surrendered by the Grantee in payment of any exercise price or taxes relating to such an Award or stock option shall be deemed to constitute shares not delivered to the Grantee and will be available under the Plan. In addition, in the case of any Substitute Award, such Substitute Award shall not be counted against the number of shares reserved under the Plan.

5.	EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1.           Term.

The Plan became effective as of the Original Effective Date, and this amendment and restatement of the Plan became effective as of the Restatement Effective Date.  The Plan shall terminate automatically on the ten (10) year anniversary of the Original Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2.           Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements.  Notwithstanding the foregoing, any amendment to Section 3.2 shall be contingent upon the approval of the Company’s stockholders.  No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards.  No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1.           Service Providers.

Subject to this Section 6, Awards may be made to any Service Provider, including any Service Provider who is an officer, Non-employee member of the Board, consultant or advisor of the Company or of any Affiliate, as the Board shall determine and designate from time to time in its discretion.

6.2.           Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3.           Stand-Alone, Additional, Tandem, and Substitute Awards.

Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. The Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7.	AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine.  Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice.  Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.  Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1.           Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date.  In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2.           Vesting.

Subject to Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Board and stated in the Award Agreement.

8.3.           Term.

Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4.           Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the stockholders of the Company as provided herein or (ii) after the occurrence of an event which results in termination of the Option.

8.5.           Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares.  To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6.           Rights of Holders of Options.

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock ) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 15 hereof or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.7.           Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

8.8.           Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1.           Right to Payment.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for an SAR shall specify the SAR Exercise Price, which shall be fixed at the Fair Market Value of a share of Stock on the Grant Date.  SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value of a share of Stock on the Grant Date of the SAR.

9.2.           Other Terms.

The Board shall determine at the Grant Date or thereafter, the time or times at which and the circumstances under which an SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3.           Term of SARs.

The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

9.4.           Payment of SAR Amount.

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Stock, as determined by the Board) in an amount determined by multiplying:

(i)   the difference between the Fair Market Value of a share of Stock on the date of exercise over the SAR Exercise Price; by

(ii)   the number of shares of Stock with respect to which the SAR is exercised.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1.         Restrictions.

At the time of grant, the Board may, in its sole discretion, establish a period of time (a “restricted period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units in accordance with Section 12.1 and 12.2. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different restricted period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the restricted period or prior to the satisfaction of any other applicable restrictions.

10.2.         Restricted Stock Certificates.

The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3.         Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have rights as stockholders of the Company, including voting and dividend rights.

10.4.         Rights of Holders of Restricted Stock Units.

10.4.1.     Settlement of Restricted Stock Units.

Restricted Stock Units may be settled in cash or Stock, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified in Section 17.9.1 for short term deferrals or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

10.4.2.      Voting and Dividend Rights.

Unless otherwise stated in the applicable Award Agreement, holders of Restricted Stock Units shall not have rights as stockholders of the Company, including no voting or dividend or dividend equivalents rights.

10.4.3.      Creditor’s Rights.

A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5.         Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, in the discretion of the Board, in consideration for past Services rendered.

10.6.         Delivery of Stock.

Upon the expiration or termination of any restricted period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1.         General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2.         Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender.  Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant.

11.3.         Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Board) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 17.3.

11.4.         Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, but not limited to, the Company’s withholding of shares of Stock otherwise due to the exercising Grantee.

12.	TERMS AND CONDITIONS OF PERFORMANCE AWARDS

12.1.         Performance Conditions.

The right of a Grantee to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 12.2 hereof in the case of a Performance Award intended to qualify under Code Section 162(m).

12.2.         Performance Awards Granted to Designated Covered Employees.

If and to the extent that the Committee determines that a Performance Award to be granted to a Grantee who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 12.2.

12.2.1.      Performance Goals Generally.

The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 12.2.  Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards.  Performance goals may, in the discretion of the Committee, be established on a Company-wide basis, or with respect to one or more business units, divisions, subsidiaries or business segments, as applicable.  Performance goals may be absolute or relative (to the performance of one or more comparable companies or indices).  To the extent consistent with Code Section 162(m), measurement of performance goals may exclude (in the discretion of the Committee) the impact of charges for restructuring, discontinued operations, extraordinary items, and other unusual non-recurring items, and the cumulative effects of tax or accounting changes (each as defined by generally accepted accounting principles and as identified in the Company’s financial statements or other SEC filings).  Performance goals may differ for Performance Awards granted to any one Grantee or to different Grantees.

12.2.2.      Business Criteria.

One or more of the following business criteria for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre-or after-tax income (before or after allocation of corporate overhead and bonuses; net earnings; earnings per share; net income (before or after taxes); return on equity; total shareholder return; return on assets or net assets; appreciation in and/or maintenance of share price; market share; market capitalization; gross profits; earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reduction in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital; cash flow return on investment; improvement in or attainment of expense levels or working capital levels; operating margins; gross margins or cash margin; year-end cash; debt reductions; shareholder equity; regulatory performance; and implementation, completion or attainment of measurable objectives with respect to research, development, products or projects and recruiting and maintaining personnel.

12.2.3.     Timing for Establishing Performance Goals.

Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Code Section 162(m).

12.2.4.      Settlement of Performance Awards; Other Terms.

Settlement of Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards.  The maximum amount of each cash-based Performance Award intended to constitute “performance-based compensation” under Code Section 162(m) granted to any Grantee in any twelve (12) month period shall not exceed $2,000,000.

12.3.         Written Determinations.

All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify under Code Section 162(m) to the extent required by Code Section 162(m). To the extent permitted by Code Section 162(m), the Committee may delegate any responsibility relating to such Performance Awards.

12.4.         Status of Section 12.2 Awards under Code Section 162(m).

It is the intent of the Company that Performance Awards under Section 12.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 12.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Grantee will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

13.	OTHER STOCK-BASED AWARDS

13.1.         Grant of Other Stock-based Awards.

Other Stock-based Awards, consisting of Stock units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan.  Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in shares of Common Stock under any other compensation plan or arrangement of the Company, including without limitation, the Company’s Incentive Compensation Plan.  Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of such Awards.  Unless the Committee determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

13.2.         Terms of Other Stock-based Awards.

Any Common Stock subject to Awards made under this Section 13 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

14.	REQUIREMENTS OF LAW

14.1.         General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

14.2.         Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

15.	EFFECT OF CHANGES IN CAPITALIZATION

15.1.1.      Changes in Stock.

If (i) the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Original Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for which grants of Options and other Stock-based Awards may be made under the Plan (including the per-Grantee maximums set forth in Section 4) shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

15.1.2.      Effect of Certain Transactions.

Except as otherwise provided in an Award Agreement, in the event of (a) the liquidation or dissolution of the Company or (b) a reorganization, merger, exchange or consolidation of the Company or involving the shares of Common Stock (a “Transaction”), the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Transaction in respect of a share of Common stock; provided, however, that, unless otherwise determined by the Committee, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Transaction.  Without limiting the generality of the foregoing, the treatment of outstanding Options and Stock Appreciation Rights pursuant to this Section 15.1.2 in connection with a Transaction in which the consideration paid or distributed to the Company’s stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and Stock Appreciation Rights upon consummation of the Transaction as long as, at the election of the Committee, (x) the holders of affected Options and SARs have been given a period of at least fifteen days prior to the date of the consummation of the Transaction to exercise the Options or SARs (whether or not they were otherwise exercisable) or (y) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the Price Option or SAR Exercise Price, as applicable.  For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (y) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Award Agreement and (2) if the amount determined pursuant to clause (y) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore.  The treatment of any Award as provided in this Section 15.1.2 shall be conclusively presumed to be appropriate for purposes of Section 15.1.1.

15.2.         Definition of Change in Control.

“Change in Control” means:

(1)
Any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) (a “Person”) becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (A) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section 15.2, the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from the Company, (ii) any acquisition by the Company, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Affiliated Company, or (iv) any acquisition pursuant to a transaction that complies with Sections 1(d)(3)(A), 1(d)(3)(B) and 1(d)(3)(C).

(2)
Individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual was a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(3)
Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (A) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock (or, for a non-corporate entity, equivalent securities) and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors (or, for a non-corporate entity, equivalent governing body), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination, and (C) at least a majority of the members of the board of directors (or, for a non-corporate entity, equivalent governing body) of the entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(4)	Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A and is intended to be payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control for purposes of payment of such Award unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

15.3.         Effect of Change in Control

The Board shall determine the effect of a Change in Control upon Awards, and such effect may be set forth in the appropriate Award Agreement.  Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Change in Control, including, but not limited to, accelerated vesting, termination or assumption. The Board may also provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, for different provisions to apply to an Award in place of those described in Sections 15.1 and 15.2.

15.4.         Reorganization Which Does Not Constitute a Change in Control.

If the Company undergoes any reorganization, merger, or consolidation of the Company with one or more other entities which does not constitute a Change in Control, any Option or SAR theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option or SAR would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the shares remaining subject to the Option or SAR immediately prior to such reorganization, merger, or consolidation. Subject to any contrary language in an Award Agreement, any restrictions applicable to such Award shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation.

15.5.         Adjustments.

Adjustments under this Section 15 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

16.	NO LIMITATIONS ON COMPANY

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

17.	TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

17.1.         Disclaimer of Rights.

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

17.2.         Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

17.3.         Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award.  At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the Affiliate to withhold the minimum required number of shares of Stock otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 17.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

17.4.                   Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

17.5.         Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

17.6.          Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

17.7.         Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

17.8.         Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the Sate of North Carolina without giving effect to the principles of conflicts of law, provided that the provisions set forth herein that are required to be governed by the Delaware General Corporation Law shall be governed by such law.

17.9.         Section 409A.

17.9.1.      Short-Term Deferrals.

For each Award intended to comply with the short-term deferral exception provided for under Section 409A, the related Award Agreement shall provide that such Award shall be paid out by the later of (i) the 15th day of the third month following the Grantee’s first taxable year in which the Award is no longer subject to a substantial risk of forfeiture or (ii) the 15th day of the third month following the end of the Company’s first taxable year in which the Award is no longer subject to a substantial risk of forfeiture.

17.9.2.      Adjustments.

To the extent that the Board determines that a Grantee would be subject to the additional 20% tax imposed on certain deferred compensation arrangements pursuant to Section 409A as a result of any provision of any Award, to the extent permitted by Section 409A, such provision shall be deemed amended to the minimum extent necessary to avoid application of such additional tax. The Board shall determine the nature and scope of such amendment.

17.10.      Separation from Service.

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement.  Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including, but not limited to, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

17.11.      Transferability of Awards.

17.11.1.   Transfers in General.

Except as provided in Section 17.11.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

17.11.2.   Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member. For the purpose of this Section 17.11.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 17.11.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 17.11.2 or by will or the laws of descent and distribution.

17.12.       Dividends and Dividend Equivalent Rights.

If specified in the Award Agreement, the recipient of an Award under this Plan may be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award.  The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement.  Dividend equivalents credited to a Grantee may be paid currently or may be deemed to be reinvested in additional shares of Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend was paid to shareholders, as determined in the sole discretion of the Committee.

PRIMO WATER CORPORATION

By:	/s/ Billy D. Prim
Title:	CEO

APPENDIX B

Amendment No. 1
to
Primo Water Corporation
2010 Employee Stock Purchase Plan

Amendment No. 1 (the “Amendment”), dated May __, 2012, to the 2010 Employee Stock Purchase Plan (the “Existing Plan”; as amended hereby, the “Plan”), of Primo Water Corporation, a Delaware corporation (the “Company”).

Statement of Purpose

The Plan was approved by the Company’s Board of Directors on March 5, 2010, and by its stockholders on April 22, 2010, and became effective on such date.  The Company wishes to amend the Plan to increase the number of shares of the Company’s common stock, par value $.001, authorized for issuance under the Plan and to increase the maximum number of shares of common stock an Eligible Employee may purchase during an Offering Period under the Plan.

NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto hereby agree as follows:

1.            Capitalized Terms.  All capitalized terms used and not defined herein shall have the meanings given thereto in the Existing Plan.

2.            Amendment to Existing Plan.

Section 4.1.  Number of Shares is hereby deleted in its entirety and replaced with the following:

“4.1           Number of Shares.  Subject to Article 9, the aggregate number of shares of Stock which may be issued pursuant to rights granted under the Plan shall be 273,957 shares. Any Stock distributed pursuant to the Plan may consist, in whole or in part, of authorized and unissued Stock, treasury stock or Stock purchased on the open market.”

Section 5.2 paragraph (v) is hereby deleted in its entirety and replaced with the following:

“(v)  the maximum number of shares that may be purchased by any Eligible Employee during such Offering Period, which, in the absence of a contrary designation by the Administrator, shall be 25,000 shares;”

3.            Reference to and Effect on the Plan.  The Plan, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

4.            Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware.

*           *           *

Effective this ___ day of May, 2012.

B-1

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE ,  MARK BLOCKS  BELOW IN  BLUE OR  BLACK INK  AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED .

For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) on the line below.
The Board of Directors recommends you vote FOR the following :
☐	☐	☐
1. Election of Directors
Nominees

01 Malcolm McQuilkin 02 David L . Warnock

The Board of Directors recommends you vote FOR proposals 2 , 3, and 4 .				For	Against	Abstain

2. To approve the amendment and restatement of Primo's 2010 Omnibus Long- Term Incentive Plan.				☐	☐	☐

3. To approve Primo's 2010 Employee Stock Purchase Plan, as amended to increase by 250, 000 the aggregate number of shares of common stock authorized for sale under the plan.				☐	☐	☐

4. To ratify the appointment of McGladrey & Pullen, LLP as Primo's registered public accounting firm for 2012.				☐	☐	☐

NOTE : Such other business as may properly come before the meeting or any adjournment thereof. EACH OF ITEMS 1-4 HAS BEEN PROPOSED BY PRIMO WATER CORPORATION.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer .

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

PROXY
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
OF PRIMO WATER  CORPORATION

The undersigned hereby appoints Billy D. Prim and Mark Castaneda, and each of them, with the power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the reverse side, all the shares of Common Stock of Primo Water Corporation which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of Primo Water Corporation to be held May 16, 2012 or any adjournment thereof, with all powers which the undersigned would possess if present at the meeting.

THIS PROXY, WHEN PROPERLY  EXECUTED, WILL BE VOTED IN THE MANNER  DIRECTED HEREIN. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSAL 2, FOR PROPOSAL 3 AND FOR PROPOSAL 4 AND IN THE DISCRETION  OF THE PROXIES WITH RESPECT  TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Reciept of Notice of Annual Meeting and accompanying Proxy Statement is herby acknowledged.

Please sign and date on the reverse side and return promptly in the enclosed postage paid envelope.

Continued and to be signed on reverse side